[front cover]

[background photo: Custom House, Boston]

[Logo] STATE STREET RESEARCH

Alpha Fund
---------------------------------------------

A stock fund with a
value approach to
mid-cap investing.

Prospectus
November 1, 1999


[begin sidebar]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus will also be available in Spanish and Chinese in December by calling the State Street Research Service Center at 1-888-638-3193

[end sidebar]

       Contents
--------------------------------------------------------------------------------

        1  The Fund
           --------

        1  Goal and Strategies
        2  Principal Risks
        4  Volatility and Performance
        6  Investor Expenses
        8  Investment Management

        9  Your Investment
           ---------------

        9  Opening an Account
        9  Choosing a Share Class
       10  Sales Charges
       13  Dealer Compensation
       14  Buying and Selling Shares
       18  Account Policies
       20  Distributions and Taxes
       21  Investor Services

       22  Other Information
           -----------------

       22  Other Securities and Risks
       24  Financial Highlights
       27  Board of Trustees


Back Cover For Additional Information

The Fund                                                                       1
--------------------------------------------------------------------------------

[chesspiece graphic] Goal and Strategies

Fundamental Goal The fund seeks to provide long-term growth of capital.

Principal Strategies Under normal market conditions, the fund invests at least 65% of total assets in mid-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.

The fund considers issuers of mid-cap value stocks to be companies that are comparable in size to the companies in the Russell Midcap(TM) Value Index or a similar index. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the investment manager continues to believe that those shares are an attractive investment.

In choosing among mid-cap stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

The fund reserves the right to invest up to 35% of total assets in other securities. These may include other types of stocks, such as large-cap stocks and growth stocks. The fund may also invest in junk bonds that, at the time of purchase, may be rated as low as securities in the Standard & Poor's or Moody's D major rating category, or their unrated equivalents.

[begin sidebar]

[Magnifying glass graphic]

Who May Want To Invest

State Street Research Alpha Fund is designed for investors who seek one or more of the following:

o a moderately aggressive stock fund for a long-term goal

o a fund to complement a portfolio of more conservative investments

o a mid-cap fund that emphasizes value stocks over growth stocks


The fund is not appropriate for investors who:

o want to avoid even moderate volatility and possible losses

o are seeking either income or aggressive growth

o are making short-term investments

o are investing emergency reserve money

[end sidebar]

   2
----

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 22.

[traffic sign graphic]

Principal Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

There also are particular risks associated with investing in mid-cap value stocks. Generally, mid-cap companies have more limited product lines or access to financial resources than larger companies, and may not be as well positioned as many larger companies if there is a significant or prolonged economic decline. Moreover, value investing requires the portfolio manager to identify companies that may be experiencing market or financial weakness but are expected to achieve aggressive goals. If the fund acquires shares of companies that cannot achieve their goals or if the markets do not recognize any improvement in the value of those shares, the fund may lose money. The success of the fund's investment strategies depends largely on the portfolio manager's skill in assessing the potential of the stocks the fund buys.

To the extent that the fund invests in bonds, it takes on certain risks:

o  A bond's issuer could default on principal or interest payments.

o  Most types of bonds tend to fall in value when interest rates rise.

o Junk bonds are more risky than investment-grade bonds. Their issuers are less secure financially, and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy. Junk bonds have a higher risk of default and their market prices can be volatile.

o  Convertible securities often follow the issuer's common stock price.

Because the fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by a financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 22.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                            3
                                                                            ----

[begin sidebar]

[magnifying glass graphic]

Why Mid-cap
Value Investing?

Mid-cap stocks tend to have the potential for greater capital appreciation than stocks of larger companies while generally not having the volatility of stocks of smaller companies.

Unlike large-cap companies, mid-cap companies usually compete in less mature product and service markets. As a result, they tend to be better able to respond to changes in technology and consumer tastes. These companies also tend to have more resources to support their growth than smaller companies have.

Unlike small-cap companies, mid-cap companies tend to offer one or more established products or services, to enable them to grow revenues and profits. As a result, stock prices of mid-cap companies do not tend to be as volatile as stock prices of smaller companies.

Investments in value stocks also help mitigate volatility in a fund's portfolio. Prices of stocks that are undervalued generally are affected by investor perceptions of the issuing company itself. Those perceptions usually do not vary significantly over the short term. In contrast, prices of growth stocks tend to be more sensitive to market movements, and thus, tend to be more susceptible to short-term market volatility.

[end sidebar]

   4                       Volatility and Performance
--------------------------------------------------------------------------------

[bar chart]

                                                                       Years ended December 31
                                         -----------------------------------------------------------------------------------------
Year-by-Year Total Return (Class A)       1989     1990     1991     1992      1993     1994     1995       1996    1997    1998
----------------------------------------------------------------------------------------------------------------------------------
                                          25.23   (10.82)  18.16    12.77      22.42   (4.88)    28.73      25.26   27.54   5.41

[arrow pointing up] Best quarter: third quarter 1997, up 12.53%   Return from 1/1/99 - 9/30/99 (not annualized): down 4.86%

[arrow pointing down] Worst quarter: third quarter 1998, down 15.29%

[end bar chart]

                                                                             As of December 31, 1998
                                                                ----------------------------------------------
Average Annual Total Return                                      1 Year             5 Years          10 Years
--------------------------------------------------------------------------------------------------------------
                          Class A (%)                             (0.65)             14.21             13.51
--------------------------------------------------------------------------------------------------------------
                          Class B(1) (%) (a)                      (0.29)             14.55             13.75
--------------------------------------------------------------------------------------------------------------
                          Class B (%)                             (0.29)             14.55             13.75
--------------------------------------------------------------------------------------------------------------
                          Class C (%)                              3.67              14.78             13.75
--------------------------------------------------------------------------------------------------------------
                          Class S (%)                              5.60              15.93             14.39
--------------------------------------------------------------------------------------------------------------
                          S&P 500 Index (%)                       28.60              24.05             19.19
--------------------------------------------------------------------------------------------------------------
                          Lipper Mid-Cap Value Funds Index (%)    (1.72)             12.03             13.02

[begin footnote]
(a) Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.
[end footnote]

                                                                            5
                                                                            ----
[begin sidebar]
[magnifying glass graphic]

Understanding
Volatility and
Performance

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

o Year-by-Year Total Return shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

o Average Annual Total Return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Index") is an unmanaged index of 500 domestic stocks. The Lipper Mid-Cap Value Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper index includes the effects of sales charges. Also, even if your portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 does not include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B(1), Class B, and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 6), these returns would have been lower.

Also, the returns in both the chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

Keep in mind that past performance is no guarantee of future results. [end sidebar]

   6                            Investor Expenses
--------------------------------------------------------------------------------

                                                                               Class descriptions begin on page 9
----------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (% of offering price)                            Class A     Class B(1)     Class B        Class C       Class S
----------------------------------------------------------------------------------------------------------------------------------
                        Maximum front-end sales charge (load)       5.75             0.00           0.00         0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
                        Maximum deferred sales charge (load)        0.00(a)          5.00           5.00         1.00         0.00
----------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses (% of average net assets)          Class A     Class B(1)     Class B        Class C       Class S
----------------------------------------------------------------------------------------------------------------------------------
                        Management fee                              0.65             0.65           0.65         0.65         0.65
----------------------------------------------------------------------------------------------------------------------------------
                        Distribution/service (12b-1) fees           0.25             1.00           1.00         1.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
                        Other expenses                              0.36             0.36           0.36         0.36         0.36
----------------------------------------------------------------------------------------------------------------------------------
                        Total annual fund operating expenses*       1.26             2.01           2.01         2.01         1.01
----------------------------------------------------------------------------------------------------------------------------------
[begin footnote]
* Because some of the fund's expenses have been subsidized or reduced through expense offset arrangements, actual total
  operating expenses for the prior year would have been:            1.21             1.96           1.96         1.96         0.96

  The fund expects the expense subsidy to continue through the current fiscal year, although there is no guarantee that it will.
[end footnote]

Example                 Year                                      Class A     Class B(1)     Class B        Class C       Class S
----------------------------------------------------------------------------------------------------------------------------------
                         1                                          $696         $704/204      $704/$204    $304/$204         $103
----------------------------------------------------------------------------------------------------------------------------------
                         3                                          $952         $930/630      $930/$630         $630         $322
----------------------------------------------------------------------------------------------------------------------------------
                         5                                        $1,227    $1,283/$1,083  $1,283/$1,083       $1,083        $558
----------------------------------------------------------------------------------------------------------------------------------
                        10                                        $2,010           $2,144         $2,144       $2,338       $1,236
----------------------------------------------------------------------------------------------------------------------------------

[begin footnote]
(a) Except for investments of $1 million or more; see page 10.
[end footnote]

                                                                            7
                                                                            ----
[begin sidebar]
[magnifying glass graphic]

Understanding
Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

o Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

o Annual Fund Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

o The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

  Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

  The figures in the Example assume full annual expenses, and would be lower if they reflected the subsidy.

  Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.
[end sidebar]

   8                           The Fund continued
--------------------------------------------------------------------------------

[Thinker graphic]

Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $52 billion in assets under management (as of September 30, 1999), including more than $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of average net assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Bartlett R. Geer has been responsible for the fund's day-to-day portfolio management since January 1992. A senior vice president, he has worked as an investment professional since joining the firm in 1981.

                                 Your Investment                           9
--------------------------------------------------------------------------------

[key graphic]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[checklist graphic]

Choosing a Share Class

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

  10                        Your Investment continued
--------------------------------------------------------------------------------

Class A -- Front Load

o Initial sales charge of 5.75% or less

o Lower sales charges for larger investments; see sales charge schedule at right

o Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.25%

Class B(1) -- Back Load

o No initial sales charge

o Deferred sales charge of 5% or less on shares you sell within six years Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class B -- Back Load

o Available only to current Class B shareholders; see page 11 for details

Class C -- Level Load

o No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o Lower deferred sales charge than Class B(1) shares

o Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

o Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

o No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than other share classes

Sales Charges

Class A -- Front Load

when you invest        this % is   which equals
this amount            deducted    this % of
                       for sales   your net
                       charges     investment
------------------------------------------------
Up to $50,000            5.75         6.10
------------------------------------------------
$50,000 - $100,000       4.50         4.71
------------------------------------------------
$100,000 - $250,000      3.50         3.63
------------------------------------------------
$250,000 - $500,000      2.50         2.56
------------------------------------------------
$500,000 - $1 million    2.00         2.04
------------------------------------------------
$1 million or more          see below
------------------------------------------------

With Class A shares, you pay a sales charge when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within

                                                                            11
                                                                            ----

one year of purchasing them. See "Other CDSC Policies" on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B(1) -- Back Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
--------------------------------------------------------
First year                           5.00
--------------------------------------------------------
Second year                          4.00
--------------------------------------------------------
Third year                           3.00
--------------------------------------------------------
Fourth year                          3.00
--------------------------------------------------------
Fifth year                           2.00
--------------------------------------------------------
Sixth year                           1.00
--------------------------------------------------------
Seventh or eighth year               None
--------------------------------------------------------

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

Class C -- Level Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
---------------------------------------------------------
First year                         1.00
---------------------------------------------------------
Second year or later               None
---------------------------------------------------------

  12                        Your Investment continued
--------------------------------------------------------------------------------

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on this page.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

Class S -- Special Programs

Class S shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC, the fund will always use the shares with the lowest applicable CDSC to fill your sell requests.

The CDSC is waived on shares sold for participants initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[begin sidebar]

[magnifying glass graphic]

Understanding
Distribution/Service
Fees

As noted in the descriptions on pages 10 to 12, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[end sidebar]

                                                                            13
                                                                            ----

[check graphic] Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them.The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

Dealer Commissions (%)              Class A    Class B(1)   Class B     Class C    Class S
------------------------------------------------------------------------------------------
Initial Commission                 See below     4.00        4.00        1.00        0.00
------------------------------------------------------------------------------------------
   Investments up to $50,000         5.00          --         --          --          --
------------------------------------------------------------------------------------------
   $50,000 to $100,000               4.00          --         --          --          --
------------------------------------------------------------------------------------------
   $100,000 to $250,000              3.00          --         --          --          --
------------------------------------------------------------------------------------------
   $250,000 to $500,000              2.00          --         --          --          --
------------------------------------------------------------------------------------------
   $500,000 to $1 million            1.75          --         --          --          --
------------------------------------------------------------------------------------------
   First $1 to 3 million             1.00(a)       --         --          --          --
------------------------------------------------------------------------------------------
   Next $2 million                   0.75(a)       --         --          --          --
------------------------------------------------------------------------------------------
   Next $2 million                   0.50(a)       --         --          --          --
------------------------------------------------------------------------------------------
   Next $1 and above                 0.25(a)       --         --          --          --
------------------------------------------------------------------------------------------
Annual fee                           0.25        0.25        0.25        1.00        0.00
------------------------------------------------------------------------------------------

[begin footnote]
(a) If your financial professional declines this commission, the one-year CDSC on your investment is waived.
[end footnote]

  14                        Buying and Selling Shares
--------------------------------------------------------------------------------

[cash register graphic]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o $1,000 for accounts that use the Investamatic program (a)

o $2,000 for Individual Retirement Accounts (a)

o $2,500 for all other accounts

Minimum Additional Investments:

o $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

[begin footnote]
(a) Except $500 for Individual Retirement Accounts during special promotional periods.
[end footnote]

                         Instructions for Buying Shares                    15
--------------------------------------------------------------------------------

                           To Open an Account              To Add to an Account
-------------------------------------------------------------------------------------------------------------
[briefcase    Through a    Consult your financial          Consult your financial professional or your
graphic]      Professional professional or your program    program materials.
              or Program   materials.
-------------------------------------------------------------------------------------------------------------
By Mail       [mailbox     Make your check payable to      Fill out an investment slip or indicate the
              graphic]     "State Street Research          fund name and account number on your check.
                           Funds." Forward the check and   Make your check payable to "State Street
                           your application to State       Research Funds." Forward the check and slip to
                           Street Research.                State Street Research.
-------------------------------------------------------------------------------------------------------------
[Capitol      By Federal   Call to obtain an account       Call State Street Research to obtain a control
Building      Funds Wire   number and forward your         number. Instruct your bank to wire funds to:
graphic]                   application to State Street     o State Street Bank and Trust Company, Boston, MA
                           Research. Wire funds using      o ABA: 011000028
                           the instructions at right.      o BNF: fund name and share class you want to buy
                                                           o AC: 99029761
                                                           o OBI: your name and your account number
                                                           o Control: the number given to you by State
                                                             Street Research
-------------------------------------------------------------------------------------------------------------
By            [plug        Verify that your bank is a      Call State Street Research to verify that the
Electronic    graphic]     member of the ACH (Automated    necessary bank information is on file for your
Funds                      Clearing House) system.         account. If it is, you may request a transfer
Transfer                   Forward your application to     with the same phone call. If not, please ask
(ACH)                      State Street Research. Please   State Street Research to provide you with an
                           be sure to include the          EZ Trader application.
                           appropriate bank information.
                           Call State Street Research to
                           request a purchase.
-------------------------------------------------------------------------------------------------------------
[calendar     By           Forward your application,       Call State Street Research to verify that
graphic]      Investamatic with all appropriate sections   Investamatic is in place on your account, or
                           completed, to State Street      to request a form to add it. Investments are
                           Research, along with a check    automatic once Investamatic is in place.
                           for your initial investment
                           payable to "State Street
                           Research Funds."
-------------------------------------------------------------------------------------------------------------
By Exchange   [exchange    Call State Street Research or   Call State Street Research or visit our Web
              graphic]     visit our Web site.             site.
-------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408            Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

  16                        Your Investment continued
--------------------------------------------------------------------------------

[receipt graphic]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o you are selling more than $100,000 worth of shares

o the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         Instructions for Selling Shares                    17
--------------------------------------------------------------------------------

[briefcase    Through a       Consult your financial professional or your program materials.
graphic]      Professional
              or Program
----------------------------------------------------------------------------------------------------------
By Mail       [mailbox        Send a letter of instruction, an endorsed stock power or share certificates
              graphic]        (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).
----------------------------------------------------------------------------------------------------------
[Capitol      By Federal      Check with State Street Research to make sure that a wire redemption
Building      Funds Wire      privilege, including a bank designation, is in place on your account. Once
graphic]                      this is established, you may place your request to sell shares with State
                              Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)
----------------------------------------------------------------------------------------------------------
By            [plug           Check with State Street Research to make sure that the EZ Trader feature,
Electronic    graphic]        including a bank designation, is in place on your account. Once this is
Funds                         established, you may place your request to sell shares with State Street
Transfer                      Research. Proceeds will be sent to your pre-designated bank account.
(ACH)
----------------------------------------------------------------------------------------------------------
[telephone    By              As long as the transaction does not require a written request (see facing
graphic]      Telephone       page), you or your financial professional can sell shares by calling State
                              Street Research. A check will be mailed to your address of record on the following business day.
----------------------------------------------------------------------------------------------------------
By Exchange   [exchange       Read the prospectus for the fund into which you are exchanging. Call State
              graphic]        Street Research or visit our Web site.
----------------------------------------------------------------------------------------------------------
[calendar     By              See plan information on page 21.
graphic]      Systematic
              Withdrawal
              Plan
----------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408          Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

  18                     Your Investment continued
--------------------------------------------------------------------------------

[policies graphic]

Account Policies

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                            19
                                                                            ----

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

o Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

o All orders to purchase shares are subject to acceptance by the fund

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

o The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

  20                        Your Investment continued
--------------------------------------------------------------------------------

[begin sidebar]

Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

o investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

[end sidebar]

[Uncle Sam graphic]

Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes any net income to shareholders four times a year. Net capital gains, if any, are distributed after the end of the fund's fiscal year, which is June 30. To comply with tax regulations, the fund may be required to pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                            21
                                                                            ----

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[shaking hands graphic]

Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ Trader This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

  22                            Other Information
--------------------------------------------------------------------------------

[stock certificates graphic]

Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Securities Ratings When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a security is unrated, the fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

                                                                            23
                                                                            ----

International Exposure Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in some short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Year 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

  24                          Financial Highlights
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                                        Class A                                 Class B(1)
                                              =================================================================================
                                                                  Years ended June 30                      Period ended June 30
Per Share Data                                  1995(a)      1996(a)    1997(a)   1998(a)  1999(a)               1999(a)(c)
===============================================================================================================================
 Net asset value, beginning of year ($)         10.87        11.70        13.85         14.86         16.80       14.94
                                                -----        -----        -----         -----         -----       -----
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income ($)*                    0.28         0.23         0.33          0.33          0.34        0.11

   Net realized and unrealized gain (loss)
   on investments, foreign currency and
   forward contracts ($)                         1.37         2.36         2.90          3.56         (0.43)       0.75
                                                -----        -----        -----         -----         -----       -----
-------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)            1.65         2.59         3.23          3.89         (0.09)       0.86
                                                -----        -----        -----         -----         -----       -----
-------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income ($)     (0.28)       (0.28)       (0.28)        (0.28)        (0.28)      (0.10)

   Distributions from capital gains ($)         (0.54)       (0.16)       (1.94)        (1.67)        (0.63)         --
                                                -----        -----        -----         -----         -----       -----
-------------------------------------------------------------------------------------------------------------------------------
 Total distributions ($)                        (0.82)       (0.44)       (2.22)        (1.95)        (0.91)      (0.10)
                                                -----        -----        -----         -----         -----       -----
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)               11.70        13.85        14.86         16.80         15.80       15.70
                                                =====        =====        =====         =====         =====       =====
-------------------------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                            16.12        22.41        27.45         28.15         (0.04)       5.81(d)
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
===============================================================================================================================
 Net assets at end of year ($ thousands)       37,327       44,464       71,087       125,402       114,235       7,454
-------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                              1.42         1.25         1.25          1.24          1.22        1.86(e)
-------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 to average net assets (%)*                      2.55         1.78         2.43          2.06          2.29        1.46(e)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                    67.50       111.13        63.33         52.99         56.04       56.04
-------------------------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of
  expenses per share of
  these amounts ($)                              0.05         0.03         0.02          0.00          0.01        0.00

                                                                            25
                                                                            ----

                                                           Class B                                            Class C
                                           =======================================================================================
                                                       Years ended June 30                       Years ended June 30
Per Share Data                             1995(a)  1996(a)  1997(a)  1998(a) 1999(a)  1995(a)  1996(a)  1997(a)  1998(a)  1999(a)
==================================================================================================================================
 Net asset value, beginning of year ($)     10.86    11.68    13.82    14.81    16.74   10.86    11.67   13.82     14.79    16.71
                                            -----    -----    -----    -----    -----   -----    -----   -----     -----    -----
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income ($)*                0.21     0.13     0.22     0.21     0.23    0.22     0.13    0.21      0.21     0.23
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
   gain (loss) on investments,
   foreign currency and
   forward contracts ($)                     1.38     2.36     2.89     3.55    (0.43)   1.36     2.37    2.90      3.54    (0.43)
                                            -----    -----    -----    -----    -----   -----    -----   -----     -----    -----
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)        1.59     2.49     3.11     3.76    (0.20)   1.58     2.50    3.11      3.75    (0.20)
                                            -----    -----    -----    -----    -----   -----    -----   -----     -----    -----
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income ($) (0.23)   (0.19)   (0.18)   (0.16)   (0.17)  (0.23)   (0.19)  (0.20)    (0.16)   (0.17)

   Distributions from capital gains ($)     (0.54)   (0.16)   (1.94)   (1.67)   (0.63)  (0.54)   (0.16)  (1.94)    (1.67)   (0.63)
                                            -----    -----    -----    -----    -----   -----    -----   -----     -----    -----
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions ($)                    (0.77)   (0.35)   (2.12)   (1.83)   (0.80)  (0.77)   (0.35)  (2.14)    (1.83)   (0.80)
                                            -----    -----    -----    -----    -----   -----    -----   -----     -----    -----
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)           11.68    13.82    14.81    16.74    15.74   11.67    13.82   14.79     16.71    15.71
                                            =====    =====    =====    =====    =====   =====    =====   =====     =====    =====
----------------------------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                        15.43    21.60    26.45    27.23    (0.80)  15.33    21.68   26.42     27.23    (0.78)
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
==================================================================================================================================
 Net assets at end of year ($ thousands)   16,130   25,543   71,986  174,835  141,559   1,366    1,386   9,592    26,777   24,027
----------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                          2.00     2.00     2.00     1.99     1.97    2.00     2.00    2.00      1.99     1.97
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 to average net assets (%)*                  1.95     1.05     1.65     1.32     1.54    1.96     1.03    1.59      1.32     1.54
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                67.50   111.13    63.33    52.99    56.04   67.50   111.13   63.33     52.99    56.04
----------------------------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction
  of expenses per share
  of these amounts ($)                       0.05     0.03     0.02     0.00     0.01    0.05     0.03    0.01      0.00     0.01

[begin footnotes]
(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) January 1, 1999 (commencement of share class) to June 30, 1999.

(d) Not annualized.

(e) Annualized.
[end footnotes]

  26                     Financial Highlights continued
--------------------------------------------------------------------------------

                                                                              Class S
                                                 ================================================================
                                                                        Years ended June 30
Per Share Data                                      1995(a)      1996(a)      1997(a)      1998(a)      1999(a)
=================================================================================================================
 Net asset value, beginning of year ($)              10.86        11.70        13.85        14.86        16.80
                                                     -----        -----        -----        -----        -----
-----------------------------------------------------------------------------------------------------------------
   Net investment income ($)*                         0.32         0.26         0.36         0.37         0.38
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
   on investments, foreign currency and
   forward contracts ($)                              1.39         2.36         2.90         3.56        (0.44)
                                                    -----        -----        -----        -----        -----
-----------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)                 1.71         2.62         3.26         3.93        (0.06)
                                                    -----        -----        -----        -----        -----
-----------------------------------------------------------------------------------------------------------------
   Dividends from net investment income ($)          (0.33)       (0.31)       (0.31)       (0.32)       (0.32)

   Distributions from capital gains ($)              (0.54)       (0.16)       (1.94)       (1.67)       (0.63)
                                                    -----        -----        -----        -----        -----
-----------------------------------------------------------------------------------------------------------------
 Total distributions ($)                             (0.87)       (0.47)       (2.25)       (1.99)       (0.95)
                                                    -----        -----        -----        -----        -----
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)                    11.70        13.85        14.86        16.80        15.79
                                                     =====        =====        =====        =====        =====
-----------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                                 16.64        22.82        27.75        28.45         0.15
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
=================================================================================================================
 Net assets at end of year ($ thousands)            34,827       39,298       59,453       89,345       40,750
-----------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                                   1.00         1.00         1.00         0.99         0.97
-----------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 to average net assets (%)*                           2.93         2.03         2.68         2.30         2.56
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                         67.50       111.13        63.33        52.99        56.04
-----------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of
  expenses per share of these amounts ($)             0.05         0.03         0.02         0.00         0.01

[begin footnotes]
(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
[end footnotes]

                                Board of Trustees                           27
--------------------------------------------------------------------------------

[column graphic]

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

Ralph F. Verni
Chairman of the Board, President, Chief Executive Officer and Director, State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board, Chief Executive Officer and President, PictureTel Corporation

Steve A. Garban
Former Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp.

Dean O. Morton
Former Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company

Toby Rosenblatt
President, Founders Investments Ltd. President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management, Sloan School of Management, Massachusetts Institute of Technology

                           For Additional Information
--------------------------------------------------------------------------------

[begin sidebar]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: STATE STREET RESEARCH]

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

prospectus
---------------------------
SEC File Number: 811-4624

[end sidebar]

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
----------------------------------------
 Class A                         SSEAX
----------------------------------------
 Class B(1) (proposed)           SSAPX
----------------------------------------
 Class B                         SSEBX
----------------------------------------
 Class C                         SSEDX
----------------------------------------
 Class S (proposed)              SSICX

                                                                    AL-188G-1100
                                                 Control Number: (exp1100)SSR-LD

[front cover]

[background photo: Custom House, Boston]

[STATE STREET RESEARCH logo]

Argo Fund
------------------------------------------------------

A stock fund with a
value approach to
large-cap investing

Prospectus
November 1, 1999


[begin sidebar]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[end sidebar]

                                    Contents                                1
--------------------------------------------------------------------------------

        1  The Fund
           --------

        1  Goal and Strategies
        2  Principal Risks
        4  Volatility and Performance
        6  Investor Expenses
        8  Investment Management

        9  Your Investment
           ---------------

        9  Opening an Account
        9  Choosing a Share Class
       10  Sales Charges
       13  Dealer Compensation
       14  Buying and Selling Shares
       18  Account Policies
       20  Distributions and Taxes
       21  Investor Services

       22  Other Information
           -----------------

       22  Other Securities and Risks
       25  Financial Highlights
       28  Board of Trustees

Back Cover For Additional Information

                                    The Fund                                1
--------------------------------------------------------------------------------

[chesspiece graphic]

Goal and Strategies

Fundamental Goal The fund seeks to provide long-term growth of capital and, secondarily, income.

Principal Strategies Under normal market conditions, the fund invests at least 65% of total assets in large-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.

The fund considers issuers of large-cap value stocks to be companies that are comparable in size to the companies in the Russell 1000 Value(R) Index or a similar index.

In choosing among large-cap stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

In keeping with its secondary goal, the fund also considers a company's potential for paying dividends.


[begin sidebar]

[magnifying glass graphic]

Who May Want To Invest

State Street Research Argo Fund is designed for investors who seek one or more of the following:

o a moderately aggressive stock fund for a long-term goal

o a fund to complement a portfolio of more conservative investments

o a large-cap fund that emphasizes value stocks over growth stocks

The fund is not appropriate for investors who:

o want to avoid even moderate volatility and possible losses

o are seeking either aggressive growth or high income

o are making short-term investments

o are investing emergency reserve money

[end sidebar]

   2
----

The fund reserves the right to invest up to 35% of total assets in other securities. These may include other types of stocks, such as stocks of smaller companies, and U.S. government bonds.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 24.

[traffic sign graphic]

Principal Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

There also are particular risks associated with investing in large-cap value stocks. Generally, large-cap companies are unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Also, many larger companies compete in mature product markets and cannot sustain the high growth rates of successful smaller companies. Value investing requires the portfolio manager to identify companies that may be experiencing market or financial weakness but are expected to achieve aggressive goals. If the fund acquires shares of companies that cannot achieve their goals or if the markets do not recognize any improvement in the value of those shares, the fund may lose money. The success of the fund's investment strategies depends largely on the portfolio manager's skill in assessing the potential of the stocks the fund buys.

Because the fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 22.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                            3
                                                                            ----
[begin sidebar]

[magnifying glass graphic]

Why Large-cap Value
Investing?

Large-cap stocks tend to have the potential for capital appreciation but do not tend to have the volatility of stocks of smaller companies, especially those smaller companies that do not pay dividends.

Unlike many smaller companies,large-cap companies typically occupy leading positions in their respective markets and many are household names. As a result, they tend to have access to financial resources that can help them preserve and expand product markets, introduce new products, make strategic acquisitions and grow revenues and profits.

Dividend stocks generally mitigate short-term volatility by supporting a stock's value during economic downturns. Even when market conditions make capital appreciation appear unlikely, dividend stocks may remain attractive to investors because of their current income.

Investments in value stocks also help mitigate volatility in a fund's portfolio. Prices of stocks that are undervalued generally are affected by investor perceptions of the issuing company itself. Those perceptions usually do not vary significantly from one day to the next. In contrast, prices of growth stocks tend to be more sensitive to market movements, and thus, can be more susceptible to market volatility.
[end sidebar]

   4                       Volatility and Performance
--------------------------------------------------------------------------------

[bar chart]

                                                                           Years ended December 31
                                         -----------------------------------------------------------------------------------------
Year-by-Year Total Return (Class A)       1989     1990     1991     1992      1993     1994     1995       1996    1997     1998
----------------------------------------------------------------------------------------------------------------------------------
                                          25.17   (9.46)    34.97    9.51     12.82    (4.94)    33.95     21.57    27.17    16.91
----------------------------------------------------------------------------------------------------------------------------------

[arrow pointing up] Best quarter: second quarter 1997, up 17.68%           Return from 1/1/99 - 9/30/99 (not annualized): down 4.34%

[arrow pointing down] Worst quarter: third quarter 1990, down 18.19%

[end bar chart]

                                                                           As of December 31, 1998
                                                              -----------------------------------------------
Average Annual Total Return                                     1 Year             5 Years          10 Years
-------------------------------------------------------------------------------------------------------------
                                  Class A (%)                    10.19              16.75             15.15
-------------------------------------------------------------------------------------------------------------
                                  Class B(1) (%)(a)              11.06              17.12             15.40
-------------------------------------------------------------------------------------------------------------
                                  Class B (%)                    11.06              17.12             15.40
-------------------------------------------------------------------------------------------------------------
                                  Class C (%)                    15.18              17.33             15.40
-------------------------------------------------------------------------------------------------------------
                                  Class S (%)                    17.15              18.49             16.03
-------------------------------------------------------------------------------------------------------------
                                  S&P 500 Index (%)              28.60              24.05             19.19
-------------------------------------------------------------------------------------------------------------
                                  Lipper Large-Cap Value         18.24              19.68             17.00
                                  Funds Index (%)

[begin footnote]
(a) Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.
[end footnote]

                                                                            5
                                                                            ----

[magnifying glass graphic]

Understanding
Volatility and
Performance

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

o Year-by-Year Total Return shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

o Average Annual Total Return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Index") is an unmanaged index of 500 domestic stocks. The Lipper Large-Cap Value Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper Index shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper Index includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B(1), Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 8), these returns would have been lower.

Also, the returns in both the chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

Keep in mind that past performance is no guarantee of future results.

   6                            Investor Expenses
--------------------------------------------------------------------------------


                                                                                     Class descriptions begin on page 9
                                                                        ----------------------------------------------------------
Shareholder Fees (% of offering price)                                     Class A   Class B(1)    Class B     Class C   Class S
==================================================================================================================================
                                Maximum front-end sales charge (load)        5.75      0.00          0.00        0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
                                Maximum deferred sales charge (load)         0.00(a)   5.00          5.00        1.00      0.00
----------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses(% of average net assets)                    Class A   Class B(1)    Class B     Class C   Class S
==================================================================================================================================
                                Management fee                               0.65      0.65          0.65        0.65      0.65
----------------------------------------------------------------------------------------------------------------------------------
                                Distribution/service (12b-1) fees            0.25      1.00          1.00        1.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
                                Other expenses                               0.41      0.41          0.41        0.41      0.41
----------------------------------------------------------------------------------------------------------------------------------
                                Total annual fund operating expenses*        1.31      2.06          2.06        2.06      1.06
----------------------------------------------------------------------------------------------------------------------------------
                                [begin footnote]
                                *Because some of the fund's expenses
                                have been subsidized or reduced through
                                expense offset arrangements, actual total
                                operating expenses for the prior year
                                would have been:                             1.25      2.00          2.00        2.00      1.00

                                The fund expects the expense subsidy to
                                continue through the current fiscal year, although there is no guarantee that it will.
                                [end footnote]

Example                         Year                                       Class A   Class B(1)    Class B     Class C   Class S
==================================================================================================================================
                                1                                           $701    $709/$209     $709/209    $309/209     $108
----------------------------------------------------------------------------------------------------------------------------------
                                3                                           $966    $946/$646     $946/$646      $646      $337
----------------------------------------------------------------------------------------------------------------------------------
                                5                                          $1,252 $1,308/$1,108 $1,308/$1,108   $1,108     $585
----------------------------------------------------------------------------------------------------------------------------------
                                10                                         $2,063    $2,197         $2,197      $2,390    $1,294
----------------------------------------------------------------------------------------------------------------------------------

[begin footnote]
(a) Except for investments of $1 million or more; see page 10.
[end footnote]

                                                                            7
                                                                            ----

[magnifying glass graphic]

Understanding
Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

o Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

o Annual Fund Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

o The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

  Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

  The figures in the Example assume full annual expenses, and would be lower if they reflected the subsidy.

  Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

  8                            The Fund continued
--------------------------------------------------------------------------------

[thinker graphic]

Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $52 billion in assets under management (as of September 30, 1999), including more than $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of average net assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Peter A. Zuger has been responsible for the fund's day-to-day portfolio management since October 1998. A senior vice president, he joined the firm in 1998 and has worked as an investment professional since 1976. Prior to joining the investment manager, Mr. Zuger served as a portfolio manager with American Century Investment Management.

                                 Your Investment                            9
--------------------------------------------------------------------------------

[key graphic]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[checklist graphic]

Choosing a Share Class

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

  10                        Your Investment continued
--------------------------------------------------------------------------------

Class A -- Front Load

o Initial sales charge of 5.75% or less

o Lower sales charges for larger investments; see sales charge schedule at right

o Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.25%

Class B(1) -- Back Load

o No initial sales charge

o Deferred sales charge of 5% or less on shares you sell within six years

o Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class B -- Back Load

o Available only to current Class B shareholders; see page 13 for details

Class C -- Level Load

o No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o Lower deferred sales charge than Class B(1) shares

o Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

o Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

o No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than other share classes

Sales Charges

Class A -- Front Load

when you invest         this % is   which equals
this amount             deducted    this % of
                        for sales   your net
                        charges     investment
-------------------------------------------------
 Up to $50,000           5.75         6.10
-------------------------------------------------
 $50,000 to $100,000     4.50         4.71
-------------------------------------------------
 $100,000 to $250,000    3.50         3.63
-------------------------------------------------
 $250,000 to $500,000    2.50         2.56
-------------------------------------------------
 $500,000 to $1 million  2.00         2.04
-------------------------------------------------
 $1 million or more         see below

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of

                                                                            11
                                                                            ----

purchasing them. See "Other CDSC Policies" on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B(1) -- Back Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
--------------------------------------------------------
First year                           5.00
--------------------------------------------------------
Second year                          4.00
--------------------------------------------------------
Third year                           3.00
--------------------------------------------------------
Fourth year                          3.00
--------------------------------------------------------
Fifth year                           2.00
--------------------------------------------------------
Sixth year                           1.00
--------------------------------------------------------
Seventh or eighth year               None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

Class C -- Level Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
--------------------------------------------------------
First year                        1.00
--------------------------------------------------------
Second year or later              None
--------------------------------------------------------

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as

  12                        Your Investment continued
--------------------------------------------------------------------------------

described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

Class S -- Special Programs

Class S shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center.

[begin sidebar]

[magnifying glass graphic]

Understanding
Distribution/Service
Fees

As noted in the descriptions on pages 10 to 12, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 13 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[end sidebar]

                                                                            13
                                                                            ----

[check graphic]

Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, distribution/ service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Dealer Commissions (%)            Class A      Class B(1)    Class B   Class C    Class S
=========================================================================================
Initial Commission               see below     4.00          4.00       1.00       0.00
-----------------------------------------------------------------------------------------
    Investments up to $50,000      5.00         --            --         --         --
-----------------------------------------------------------------------------------------
    $50,000 to $100,000            4.00         --            --         --         --
-----------------------------------------------------------------------------------------
    $100,000 to $250,000           3.00         --            --         --         --
-----------------------------------------------------------------------------------------
    $250,000 to $500,000           2.00         --            --         --         --
-----------------------------------------------------------------------------------------
    $500,000 to $1 million         1.75         --            --         --         --
-----------------------------------------------------------------------------------------
    First $1 to 3 million          1.00(a)      --            --         --         --
-----------------------------------------------------------------------------------------
    Next $2 million                0.75(a)      --            --         --         --
-----------------------------------------------------------------------------------------
    Next $2 million                0.50(a)      --            --         --         --
-----------------------------------------------------------------------------------------
    Next $1 and above              0.25(a)      --            --         --         --
-----------------------------------------------------------------------------------------
Annual fee                         0.25        0.25          0.25       1.00       0.00

[begin footnote]
(a) If your financial professional declines this commission, the one-year CDSC on your investment is waived.
[end footnote]

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

  14                        Buying and Selling Shares
--------------------------------------------------------------------------------

[cash register graphic]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o $1,000 for accounts that use the Investamatic program(a)

o $2,000 for Individual Retirement Accounts(a)

o $2,500 for all other accounts

Minimum Additional Investments:

o $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same day wire investment. Your bank may charge a fee for wiring money.

[begin footnote]
(a) Except $500 for Individual Retirement Accounts during special promotional periods.
[end footnote]

                         Instructions for Buying Shares                     15
--------------------------------------------------------------------------------

                           To Open an Account              To Add to an Account
-------------------------------------------------------------------------------------------------------------
[briefcase    Through a    Consult your financial          Consult your financial professional or your
graphic]      Professional professional or your program    program materials.
              or Program   materials.
-------------------------------------------------------------------------------------------------------------
By Mail       [mailbox     Make your check payable to      Fill out an investment slip or indicate the
              graphic]     "State Street Research          fund name and account number on your check.
                           Funds." Forward the check and   Make your check payable to "State Street
                           your application to State       Research Funds." Forward the check and slip to
                           Street Research.                State Street Research.
-------------------------------------------------------------------------------------------------------------
[Capitol      By Federal   Call to obtain an account       Call State Street Research to obtain a control
Building      Funds Wire   number and forward your         number. Instruct your bank to wire funds to:
graphic]                   application to State Street     o State Street Bank and Trust Company, Boston, MA
                           Research. Wire funds using      o ABA: 011000028
                           the instructions at right.      o BNF: fund name and share class you want to buy
                                                           o AC: 99029761
                                                           o OBI: your name and your account number
                                                           o Control: the number given to you by State
                                                             Street Research
-------------------------------------------------------------------------------------------------------------
By            [plug        Verify that your bank is a      Call State Street Research to verify that the
Electronic    graphic]     member of the ACH (Automated    necessary bank information is on file for your
Funds                      Clearing House) system.         account. If it is, you may request a transfer
Transfer                   Forward your application to     with the same phone call. If not, please ask
(ACH)                      State Street Research. Please   State Street Research to provide you with an
                           be sure to include the          EZ Trader application.
                           appropriate bank information.
                           Call State Street Research to
                           request a purchase.
-------------------------------------------------------------------------------------------------------------
[calendar     By           Forward your application,       Call State Street Research to verify that
graphic]      Investamatic with all appropriate sections   Investamatic is in place on your account, or
                           completed, to State Street      to request a form to add it. Investments are
                           Research, along with a check    automatic once Investamatic is in place.
                           for your initial investment
                           payable to "State Street
                           Research Funds."
-------------------------------------------------------------------------------------------------------------
By Exchange   [exchange    Call State Street Research or   Call State Street Research or visit our Web
              graphic]     visit our Web site.             site.
-------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408             Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

  16                        Your Investment continued
--------------------------------------------------------------------------------

[receipt graphic]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o you are selling more than $100,000 worth of shares

o the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         Instructions for Selling Shares                    17
--------------------------------------------------------------------------------

[briefcase    Through a       Consult your financial professional or your program materials.
graphic]      Professional
              or Program
----------------------------------------------------------------------------------------------------------
By Mail       [mailbox        Send a letter of instruction, an endorsed stock power or share certificates
              graphic]        (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).
----------------------------------------------------------------------------------------------------------
[Capitol      By Federal      Check with State Street Research to make sure that a wire redemption
Building      Funds Wire      privilege, including a bank designation, is in place on your account. Once
graphic]                      this is established, you may place your request to sell shares with State
                              Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)
----------------------------------------------------------------------------------------------------------
By            [plug           Check with State Street Research to make sure that the EZ Trader feature,
Electronic    graphic]        including a bank designation, is in place on your account. Once this is
Funds                         established, you may place your request to sell shares with State Street
Transfer                      Research. Proceeds will be sent to your pre-designated bank account.
(ACH)
----------------------------------------------------------------------------------------------------------
[telephone    By              As long as the transaction does not require a written request (see facing
graphic]      Telephone       page), you or your financial professional can sell shares by calling State
                              Street Research. A check will be mailed to your address of record on the following business day.
----------------------------------------------------------------------------------------------------------
By Exchange   [exchange       Read the prospectus for the fund into which you are exchanging. Call State
              graphic]        Street Research or visit our Web site.
----------------------------------------------------------------------------------------------------------
[calendar     By              See plan information on page 21.
graphic]      Systematic
              Withdrawal
              Plan
----------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408          Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

  18                     Your Investment continued
--------------------------------------------------------------------------------

[policies graphic]

Account Policies

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                            19
                                                                            ----

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

o Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

o All orders to purchase shares are subject to acceptance by the fund

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

o The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

  20                        Your Investment continued
--------------------------------------------------------------------------------

[begin sidebar]

[magnifying glass graphic]

Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

o investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

[end sidebar]

[Uncle Sam graphic]

Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes its net income to shareholders four times a year. Net capital gains, if any, are distributed after the end of the fund's fiscal year, which is June 30. To comply with tax regulations, the fund may be required to pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains--in most cases, at a different rate from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                            21
                                                                            ----

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[shaking hands graphic]

Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ Trader This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

 22                             Other Information
--------------------------------------------------------------------------------

[stock certificate graphic]

Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

                                                                            23
                                                                            ----

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash

  24                       Other Information continued
--------------------------------------------------------------------------------

collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Short-Term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.

Bonds The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Year 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances is this area, including the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general.

                              Financial Highlights                          25
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund`s financial statements are included in the fund`s annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                                           Class A                             Class B(1)
                                               ================================================================================
                                                                    Years ended June 30                    Period ended June 30
Per Share Data                                  1995(a)      1996(a)      1997(a)      1998(a)     1999(a)      1999(a)(c)
===============================================================================================================================
 Net asset value, beginning of year ($)          12.44        14.28        17.04        19.68        21.68        18.66
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income ($)*                     0.08         0.12         0.09         0.06         0.13         0.02

   Net realized and unrealized gain
   on investments ($)                             2.14         3.38         4.63         4.74         1.64         2.09
-------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)             2.22         3.50         4.72         4.80         1.77         2.11
-------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income ($)      (0.05)       (0.11)       (0.09)       (0.06)       (0.09)       (0.01)

   Distributions from capital gains ($)          (0.33)       (0.63)       (1.99)       (2.74)       (2.06)         --
-------------------------------------------------------------------------------------------------------------------------------
 Total distributions ($)                         (0.38)       (0.74)       (2.08)       (2.80)       (2.15)       (0.01)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)                14.28        17.04        19.68        21.68        21.30        20.76
-------------------------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                             18.34        25.33        30.91        27.62         9.61        11.30(d)
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
===============================================================================================================================
 Net assets at end of year ($ thousands)        31,174       39,300       55,239       76,151       76,943        4,244
-------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                               1.42         1.25         1.25         1.25         1.26         2.01(e)
-------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 to average net assets (%)*                       0.64         0.79         0.54         0.29         0.68         0.24(e)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                     47.93        44.44        88.07        81.53       118.91       118.91
-------------------------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of
  expenses per share of these amounts ($)         0.06         0.03         0.03         0.01         0.01         0.00

[begin footnotes]
(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c) January 1, 1999 (commencement of share class) to June 30, 1999.

(d) Not annualized.

(e) Annualized.
[end footnotes]

  26
----

                                                       Class B                                       Class C
                                    ============================================================================================
                                                   Years ended June 30                         Years ended June 30
Per Share Data                       1995(a)  1996(a)   1997(a)  1998(a)  1999(a)  1995(a)  1996(a)   1997(a)    1998(a)  1999(a)
================================================================================================================================
 Net asset value, beginning of
 year ($)                             12.36    14.16     16.88    19.42    21.25   12.36     14.15     16.87      19.41    21.26

   Net investment income (loss) ($)*   0.01     0.01     (0.03)   (0.09)   (0.01)   0.01      0.01     (0.03)     (0.09)   (0.01)
--------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
   on investments ($)                  2.12     3.34      4.56     4.66     1.59    2.11      3.34      4.56       4.68     1.59
--------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)  2.13     3.35      4.53     4.57     1.58    2.12      3.35      4.53       4.59     1.58
--------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment
   income ($)                           --       --        --       --       --      --        --        --         --       --

   Distributions from capital
   gains ($)                          (0.33)   (0.63)    (1.99)   (2.74)   (2.06)  (0.33)    (0.63)    (1.99)     (2.74)   (2.06)
--------------------------------------------------------------------------------------------------------------------------------
 Total distributions ($)              (0.33)   (0.63)    (1.99)   (2.74)   (2.06)  (0.33)    (0.63)    (1.99)     (2.74)   (2.06)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)     14.16    16.88     19.42    21.25    20.77   14.15     16.87     19.41      21.26    20.78
--------------------------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                  17.70    24.39     29.91    26.67     8.82   17.53     24.40     29.93      26.80     8.81
--------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
================================================================================================================================
 Net assets at end of year
 ($ thousands)                        5,933   13,129    25,478   52,211   59,527     699       931     1,642      1,718    1,555
--------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                    2.00     2.00      2.00     2.00     2.01    2.00      2.00      2.00       2.00     2.01
--------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 (loss) to average net assets (%)*     0.08     0.05     (0.20)   (0.46)   (0.06)   0.08      0.04     (0.19)     (0.43)   (0.07)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)          47.93    44.44     88.07    81.53   118.91   47.93     44.44     88.07      81.53   118.91
--------------------------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction
  of expenses per share of these
  amounts ($)                          0.06     0.03      0.03     0.01     0.01    0.06      0.03      0.03       0.01     0.01

                                                                            27
                                                                            ----

                                                                            Class S
                                                  ==============================================================
                                                                       Years ended June 30
Per Share Data                                      1995(a)      1996(a)      1997(a)       1998(a)      1999(a)
================================================================================================================
 Net asset value, beginning of year ($)              12.48        14.27        17.03         19.66        21.65
----------------------------------------------------------------------------------------------------------------
   Net investment income ($)*                         0.14         0.17         0.13          0.11         0.17

   Net realized and unrealized gain
   on investments ($)                                 2.15         3.37         4.62          4.73         1.64
----------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)                 2.29         3.54         4.75          4.84         1.81
----------------------------------------------------------------------------------------------------------------
   Dividends from net investment income ($)          (0.17)       (0.15)       (0.13)        (0.11)       (0.14)

   Distributions from capital gains ($)              (0.33)       (0.63)       (1.99)        (2.74)       (2.06)
----------------------------------------------------------------------------------------------------------------
 Total distributions ($)                             (0.50)       (0.78)       (2.12)        (2.85)       (2.20)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)                    14.27        17.03        19.66         21.65        21.26
----------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                                 18.83        25.66        31.19         27.90         9.84
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
================================================================================================================
 Net assets at end of year ($ thousands)            50,503       70,177       83,999       103,046       63,346
----------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                                   1.00         1.00         1.00          1.00         1.01
----------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 to average net assets (%)*                           1.09         1.06         0.77          0.55         0.89
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                         47.93        44.44        88.07         81.53       118.91
----------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of
  expenses per share of these amounts ($)             0.06         0.03         0.03          0.01         0.01

[begin footnote]
(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
[end footnote]

  28                            Board of Trustees
--------------------------------------------------------------------------------

[column graphic]

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

Ralph F. Verni
Chairman of the Board, President, Chief Executive Officer and Director, State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board, Chief Executive Officer and President, PictureTel Corporation

Steve A. Garban
Former Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins Former Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp.

Dean O. Morton
Former Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management, George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd. President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management, Sloan School of Management, Massachusetts Institute of Technology

                                                                            29
                                                                            ----



                                     NOTES

                           For Additional Information
--------------------------------------------------------------------------------

[begin sidebar]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: STATE STREET RESEARCH]

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

prospectus
------------------------------------
SEC File Number: 811-4624

[end sidebar]


You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
====================================
Class A                       SSAVX
------------------------------------
Class B(1) (proposed)         SSVPX
------------------------------------
Class B                       SSBIX
------------------------------------
Class C                       SSDVX
------------------------------------
Class S                       SSVCX
------------------------------------

                                                                    AG-187G-1199
                                                 Control Number: (exp1100)SSR-LD

[front cover]

[background photo: Custom House, Boston]

[Logo] STATE STREET RESEARCH

Global Resources Fund
---------------------------------------------

An aggressive growth
fund investing in
energy and natural
resources companies.

Prospectus
November 1, 1999


[begin sidebar]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[end sidebar]

                                  [BLANK PAGE]

       Contents                                                             1
--------------------------------------------------------------------------------

        2  The Fund
           --------

        2  Goal and Strategies
        3  Principal Risks
        6  Volatility and Performance
        8  Investor Expenses
       10  Investment Management

       11  Your Investment
           ---------------

       11  Opening an Account
       11  Choosing a Share Class
       12  Sales Charges
       15  Dealer Compensation
       16  Buying and Selling Shares
       20  Account Policies
       22  Distributions and Taxes
       23  Investor Services

       24  Other Information
           -----------------

       24  Other Securities and Risks
       26  Financial Highlights
       29  Board of Trustees

Back Cover For Additional Information

   2                                The Fund
--------------------------------------------------------------------------------

[chesspiece graphic] Goal and Strategies

Fundamental Goal The fund seeks to provide long-term growth of capital.

Principal Strategies Under normal market conditions, the fund invests at least 65% of total assets in securities of energy and natural resources companies and companies in associated businesses, as well as utilities. These typically include companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals, as well as related transportation companies and equipment manufacturers. The fund may invest in companies located anywhere in the world and will generally invest in at least three countries. It expects to invest primarily in developed markets, particularly the U.S. and Canada, but may also invest in emerging markets.

In selecting investments, the fund looks for companies that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to

[begin sidebar]

[Magnifying glass graphic]

Who May Want To Invest

State Street Research Global Resources Fund is designed for investors who seek one or more of the following:

o an aggressive stock fund for a long-term goal

o a fund to complement a well-diversified portfolio

o a focused fund with a global scope

The fund is not appropriate for investors who:

o want to avoid high volatility or possible losses

o want a fund that invests in a broad range of industries

o are making short-term investments

o are investing emergency reserve money

o are seeking regular income

[end sidebar]

                                                                            3
                                                                            ----

emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund's investments may include common and preferred stocks, convertible securities, warrants and depositary receipts.

The fund reserves the right to invest up to 35% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. They may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are in or below the Standard & Poor's BB or Moody's Ba rating categories, or their unrated equivalents). The fund may buy and sell currencies, either for immediate or future delivery, to hedge its positions in foreign securities or to enhance returns.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 24.

[traffic sign graphic]

Principal Risks

Because the fund invests primarily in stocks, including foreign stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

Foreign stocks carry additional risks, including the risk of currency fluctuations.

The fund's strategy of focusing on energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. At times, the performance of these companies may lag the performance of the broader stock market.

   4                           The Fund continued
--------------------------------------------------------------------------------

Stocks of smaller energy and natural resources companies are especially affected by variations in the commodities markets because smaller companies usually lack the resources and the broad business lines to weather hard times. Similarly, because the fund is non-diversified with regard to issuers of securities, it does not have to invest in as many companies as a diversified fund, and could therefore be more significantly affected by the performance of a small number of its investments.

For these reasons, an investment in the fund should only be used to complement a portfolio that is already well-diversified.

Foreign securities present risks beyond those of U.S. securities. They are generally more volatile and less liquid than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher for investments in less developed countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The success of the fund's investment strategy depends largely on the investment manager's skill in anticipating commodity price trends, allocating assets geographically and assessing the potential of the stocks the fund buys.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                            5
                                                                            ----

[magnifying glass graphic]

What Drives the
Energy and Natural
Resources Markets?

Energy and natural resources companies are significantly affected by the markets for the commodities associated with their businesses. The prices of individual commodities can be influenced by broad economic trends, such as inflation. They can also be influenced by specific supply and demand considerations that may not affect the prices of other commodities, such as political developments in critical producing regions.

In many cases, the price of a commodity will be determined by a complex combination of factors, with various factors offsetting or reinforcing each other. Oil prices, for example, can be influenced by global or regional economic growth, climate patterns, government policies encouraging conservation or consumption, technological advances, the policies of the OPEC cartel and political developments in the Middle East or the former Soviet Union, to name just a few. A fund investing in energy and natural resources companies, therefore, must try to anticipate the general and specific factors that will influence the prices of various commodities and adjust its portfolio accordingly.

   6                       Volatility and Performance
--------------------------------------------------------------------------------

[bar chart]

                                                                                        Years ended December 31
                                                        ---------------------------------------------------------------------------
Year-by-Year Total Return (Class A)                        1991      1992      1993     1994     1995     1996      1997    1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                           (17.84)   6.78      32.08    (4.45)   22.63    70.25     5.56    (48.49)

[arrow pointing up] Best quarter: first quarter 1993, up 34.55%   Return from 1/1/99 - 6/30/99 (not annualized): down 22.98%

[arrow pointing down] Worst quarter: third quarter 1998, down 27.09%

[end bar chart]

                                                                                           As of December 31, 1998
                                                                               -------------------------------------------------
Average Annual Total Return                                                     1 Year             5 Years      Since Inception*
--------------------------------------------------------------------------------------------------------------------------------
                                 Class A (%)                                    (51.45)              0.44             (0.36)
--------------------------------------------------------------------------------------------------------------------------------
                                 Class B(1)(%)(a)                               (51.30)              0.59             (0.13)
--------------------------------------------------------------------------------------------------------------------------------
                                 Class B (%)                                    (51.30)              0.59             (0.13)
--------------------------------------------------------------------------------------------------------------------------------
                                 Class C (%)                                    (49.38)              0.90             (0.14)
--------------------------------------------------------------------------------------------------------------------------------
                                 Class S (%)                                    (48.39)              1.96              0.51
--------------------------------------------------------------------------------------------------------------------------------
                                 S&P 500 Index (%)                               28.60              24.05             18.99
--------------------------------------------------------------------------------------------------------------------------------
                                 Lipper Natural Resources Funds Average (%)     (23.67)              3.27              4.14

(a) Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

                                                                            7
                                                                            ----

[magnifying glass graphic]

Understanding
Volatility and
Performance

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

o Year-by-Year Total Return shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

o Average Annual Total Return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Index") is an unmanaged index of 500 U.S. stocks. The Lipper Natural Resources Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper average includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fee (as described on page 8), these returns would have been lower.

Also, the returns in both the chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund`s expenses.

Keep in mind that past performance is no guarantee of future results.

    8                           Investor Expenses
--------------------------------------------------------------------------------


                                                                                 Class descriptions begin on page 11
                                                                    --------------------------------------------------------------
Shareholder Fees (% of offering price)                              Class A    Class B(1)       Class B     Class C       Class S
==================================================================================================================================
                           Maximum front-end sales charge (load)     5.75         0.00           0.00         0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
                           Maximum deferred sales charge (load)      0.00(a)      5.00           5.00         1.00         0.00
----------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses (% of average net assets)            Class A    Class B(1)       Class B     Class C       Class S
==================================================================================================================================
                           Management fee                            0.75         0.75           0.75         0.75         0.75
----------------------------------------------------------------------------------------------------------------------------------
                           Distribution/service (12b-1) fees         0.25         1.00           1.00         1.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
                           Other expenses                            0.59         0.59           0.59         0.59         0.59
                                                                     ----         ----           ----         ----         ----
----------------------------------------------------------------------------------------------------------------------------------
                           Total annual fund operating expenses*     1.59         2.34           2.34         2.34         1.34
                                                                     ====         ====           ====         ====         ====
----------------------------------------------------------------------------------------------------------------------------------
                          *Because some of the fund expenses have
                           been reduced through expense offset
                           arrangements, actual total operating
                           expenses for the prior year would have
                           been:                                    1.57          2.32           2.32         2.32         1.32


Example                    Year                                     Class A    Class B(1)      Class B      Class C      Class S
==================================================================================================================================
                           1                                         $727       $737/$237      $737/$237    $337/$237      $136
----------------------------------------------------------------------------------------------------------------------------------
                           3                                        $1,048     $1,030/$730    $1,030/$730     $730         $425
----------------------------------------------------------------------------------------------------------------------------------
                           5                                        $1,391    $1,450/$1,250  $1,450/$1,250   $1,250        $734
----------------------------------------------------------------------------------------------------------------------------------
                           10                                       $2,356       $2,489         $2,489       $2,676       $1,613
----------------------------------------------------------------------------------------------------------------------------------

(a) Except for investments of $1 million or more; see page 12.

                                                                            9
                                                                            ----

[magnifying glass graphic]

Understanding
Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

o Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

o Annual Fund Operating Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

o The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

   10                          The Fund continued
--------------------------------------------------------------------------------

[Thinker graphic]

Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $52 billion in assets under management (as of September 30, 1999), including more than $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.75% of average net assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Daniel J. Rice III has been responsible for the fund's day-to-day portfolio management since its inception in March 1990. A senior vice president, he joined the firm in 1984 and has worked as an investment professional since 1979.

                                 Your Investment                           11
--------------------------------------------------------------------------------

[key graphic]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[checklist graphic]

Choosing a Share Class

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

   12                       Your Investment continued
--------------------------------------------------------------------------------


Class A -- Front Load

o Initial sales charge of 5.75% or less

o Lower sales charges for larger investments; see sales charge schedule at right

o Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.25%

Class B(1) -- Back Load

o No initial sales charge

o Deferred sales charge of 5% or less on shares you sell within six years o

o Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class B -- Back Load

o Available only to current Class B shareholders; see page 13 for details

Class C -- Level Load

o No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o Lower deferred sales charge than Class B(1) shares

o Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

o Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

o No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than other share classes


Sales Charges

Class A -- Front Load

when you invest        this % is   which equals
this amount            deducted    this % of
                       for sales   your net
                       charges     investment
================================================
Up to $50,000            5.75         6.10
------------------------------------------------
$50,000 - $100,000       4.50         4.71
------------------------------------------------
$100,000 - $250,000      3.50         3.63
------------------------------------------------
$250,000 - $500,000      2.50         2.56
------------------------------------------------
$500,000 - $1 million    2.00         2.04
------------------------------------------------
$1 million or more          see next column
------------------------------------------------

With Class A shares, you pay a sales charge when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any

                                                                            13
                                                                            ----


shares within one year of purchasing them. See "Other CDSC Policies" on page 14.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B(1) -- Back Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
========================================================
First year                           5.00
--------------------------------------------------------
Second year                          4.00
--------------------------------------------------------
Third year                           3.00
--------------------------------------------------------
Fourth year                          3.00
--------------------------------------------------------
Fifth year                           2.00
--------------------------------------------------------
Sixth year                           1.00
--------------------------------------------------------
Seventh or eighth year               None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 14.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 14.

Class B shares automatically convert to Class A shares after eight years.

Class C -- Level Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
========================================================
First year                        1.00
--------------------------------------------------------
Second year or later              None
--------------------------------------------------------

   14                       Your Investment continued
--------------------------------------------------------------------------------

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on this page.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

Class S -- Special Programs

Class S shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC, the fund will always use the shares with the lowest applicable CDSC to fill your sell requests.

The CDSC is waived on shares sold for participants initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[begin sidebar]

[magnifying glass graphic]

Understanding
Distribution/Service
Fees

As noted in the descriptions on pages 12 to 14, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[end sidebar]

                                                                            15
                                                                            ----

[check graphic]

Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Dealer Commissions (%)             Class A   Class B(1) Class B    Class C  Class S
===================================================================================
 Initial commission                See below   4.00      4.00       1.00      0.00
-----------------------------------------------------------------------------------
   Investments up to $50,000          5.00       --       --         --        --
-----------------------------------------------------------------------------------
   $50,000 to $100,000                4.00       --       --         --        --
-----------------------------------------------------------------------------------
   $100,000 to $250,000               3.00       --       --         --        --
-----------------------------------------------------------------------------------
   $250,000 to $500,000               2.00       --       --         --        --
-----------------------------------------------------------------------------------
   $500,000 to $1 million             1.75       --       --         --        --
-----------------------------------------------------------------------------------
   First $1-3 million                 1.00(a)    --       --         --        --
-----------------------------------------------------------------------------------
   Next $2 million                    0.75(a)    --       --         --        --
-----------------------------------------------------------------------------------
   Next $2 million                    0.50(a)    --       --         --        --
-----------------------------------------------------------------------------------
   Next $1 and above                  0.25(a)    --       --         --        --
-----------------------------------------------------------------------------------
 Annual fee                           0.25     0.25      0.25       1.00      0.00

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

(a) If your financial professional declines this commission, the one-year CDSC on your investment is waived.

   16                       Buying and Selling Shares
--------------------------------------------------------------------------------


[cash register graphic]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o $1,000 for accounts that use the Investamatic program(a)

o $2,000 for Individual Retirement Accounts(a)

o $2,500 for all other accounts

Minimum Additional Investments:

o $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment.Your bank may charge a fee for wiring money.

(a) Except $500 for Individual Retirement Accounts during special promotional periods.

                         Instructions for Buying Shares                     17
--------------------------------------------------------------------------------

                           To Open an Account              To Add to an Account
-------------------------------------------------------------------------------------------------------------
[briefcase    Through a    Consult your financial          Consult your financial professional or your
graphic]      Professional professional or your program    program materials.
              or Program   materials.
-------------------------------------------------------------------------------------------------------------
By Mail       [mailbox     Make your check payable to      Fill out an investment slip or indicate the
              graphic]     "State Street Research          fund name and account number on your check.
                           Funds." Forward the check and   Make your check payable to "State Street
                           your application to State       Research Funds." Forward the check and slip to
                           Street Research.                State Street Research.
-------------------------------------------------------------------------------------------------------------
[Capitol      By Federal   Call to obtain an account       Call State Street Research to obtain a control
Building      Funds Wire   number and forward your         number. Instruct your bank to wire funds to:
graphic]                   application to State Street     o State Street Bank and Trust Company, Boston, MA
                           Research. Wire funds using      o ABA: 011000028
                           the instructions at right.      o BNF: fund name and share class you want to buy
                                                           o AC: 99029761
                                                           o OBI: your name and your account number
                                                           o Control: the number given to you by State
                                                             Street Research
-------------------------------------------------------------------------------------------------------------
By            [plug        Verify that your bank is a      Call State Street Research to verify that the
Electronic    graphic]     member of the ACH (Automated    necessary bank information is on file for your
Funds                      Clearing House) system.         account. If it is, you may request a transfer
Transfer                   Forward your application to     with the same phone call. If not, please ask
(ACH)                      State Street Research. Please   State Street Research to provide you with an
                           be sure to include the          EZ Trader application.
                           appropriate bank information.
                           Call State Street Research to
                           request a purchase.
-------------------------------------------------------------------------------------------------------------
[calendar     By           Forward your application,       Call State Street Research to verify that
graphic]      Investamatic with all appropriate sections   Investamatic is in place on your account, or
                           completed, to State Street      to request a form to add it. Investments are
                           Research, along with a check    automatic once Investamatic is in place.
                           for your initial investment
                           payable to "State Street
                           Research Funds."
-------------------------------------------------------------------------------------------------------------
By Exchange   [exchange    Call State Street Research or   Call State Street Research or visit our Web
              graphic]     visit our Web site.             site.
-------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408            Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

   18                       Your Investment continued
--------------------------------------------------------------------------------

[receipt graphic]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o you are selling more than $100,000 worth of shares

o the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:
  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         Instructions for Selling Shares                    19
--------------------------------------------------------------------------------

                              To Sell Some or All of Your Shares

[briefcase    Through a       Consult your financial professional or your program materials.
graphic]      Professional
              or Program
----------------------------------------------------------------------------------------------------------
By Mail       [mailbox        Send a letter of instruction, an endorsed stock power or share certificates
              graphic]        (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).
----------------------------------------------------------------------------------------------------------
[Capitol      By Federal      Check with State Street Research to make sure that a wire redemption
Building      Funds Wire      privilege, including a bank designation, is in place on your account. Once
graphic]                      this is established, you may place your request to sell shares with State
                              Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)
----------------------------------------------------------------------------------------------------------
By            [plug           Check with State Street Research to make sure that the EZ Trader feature,
Electronic    graphic]        including a bank designation, is in place on your account. Once this is
Funds                         established, you may place your request to sell shares with State Street
Transfer                      Research. Proceeds will be sent to your pre-designated bank account.
(ACH)
----------------------------------------------------------------------------------------------------------
[telephone    By              As long as the transaction does not require a written request (see facing
graphic]      Telephone       page), you or your financial professional can sell shares by calling State
                              Street Research. A check will be mailed to your address of record on the following business day.
----------------------------------------------------------------------------------------------------------
By Exchange   [exchange       Read the prospectus for the fund into which you are exchanging. Call State
              graphic]        Street Research or visit our Web site.
----------------------------------------------------------------------------------------------------------
[calendar     By              See plan information on page 23.
graphic]      Systematic
              Withdrawal
              Plan
----------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408          Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

   20                       Your Investment continued
-------------------------------------------------------------------------------

[policies graphic]

Account Policies

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                            21
                                                                            ----

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

o Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs, may be changed from time to time without further notice or supplement to the prospectus

o All orders to purchase shares are subject to acceptance by the fund

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

o The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

   22                       Your Investment continued
--------------------------------------------------------------------------------

[begin sidebar]

[magnifying glass graphic]

Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

o investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

[end sidebar]

[Uncle Sam graphic]

Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes any net income and net capital gains to shareholders after the end of the fund's fiscal year, which is June 30. To comply with tax regulations, the fund may be required to pay an additional income or capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                            23
                                                                            ----

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[shaking hands graphic]

Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ Trader This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

   24                           Other Information
--------------------------------------------------------------------------------

[stock certificates graphic]

Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Bonds The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

                                                                            25
                                                                            ----

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Year 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

   26                         Financial Highlights
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                                        Class A                              Class B(1)
                                              ================================================================================
                                                                 Years ended June 30                        Period ended June 30
Per Share Data                                  1995(a)      1996(a)    1997(a)       1998(a)      1999(a)       1999(a)(c)
==============================================================================================================================
 Net asset value, beginning of year ($)        11.84        12.16        17.44         22.39         17.35          9.44
                                               -----        -----        -----         -----         -----         -----
------------------------------------------------------------------------------------------------------------------------------
   Net investment loss ($)*                    (0.16)       (0.20)       (0.15)        (0.18)        (0.11)        (0.08)
   Net realized and unrealized gain (loss)
   on investments, foreign currency and
   forward contracts ($)                        0.48         5.48         5.86         (2.52)        (4.34)         2.20
                                               -----        -----        -----         -----         -----         -----
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)           0.32         5.28         5.71         (2.70)        (4.45)         2.12
                                               -----        -----        -----         -----         -----         -----
------------------------------------------------------------------------------------------------------------------------------
   Distributions from capital gains ($)          --           --         (0.76)        (2.34)        (0.75)          --
                                               -----        -----        -----         -----         -----         -----
------------------------------------------------------------------------------------------------------------------------------
 Total distributions ($)                         --           --         (0.76)        (2.34)        (0.75)          --
                                               -----        -----        -----         -----         -----         -----
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)              12.16        17.44        22.39         17.35         12.15         11.56
                                               =====        =====        =====         =====         =====         =====
------------------------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                            2.70        43.42        32.96        (14.28)       (24.56)        22.46(d)
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
==============================================================================================================================
 Net assets at end of year ($ thousands)      25,692       30,943       80,029        82,376        67,155         5,053
------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                             1.75         1.75         1.42          1.46          1.59          2.19(e)
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment loss
 to average net assets (%)*                    (1.41)       (1.47)       (0.73)        (0.82)        (0.97)        (1.64)(e)
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                   62.94        92.33        51.67         68.69         55.89         55.89
------------------------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of
  expenses per share of these amounts ($)       0.09         0.05         0.00           --            --            --

                                                                            27
                                                                            ----


                                                          Class B                                       Class C
                                          ==========================================================================================
                                                      Years ended June 30                          Years ended June 30
Per Share Data                            1995(a)  1996(a)  1997(a)  1998(a)  1999(a)  1995(a)  1996(a)  1997(a)   1998(a)   1999(a)
====================================================================================================================================
 Net asset value, beginning of year ($)    11.78   12.03    17.12    21.80    16.71    11.77    12.02    17.10     21.76     16.67
                                           -----   -----    -----    -----    -----    -----    -----    -----     -----     -----
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment loss ($)*                (0.23)  (0.30)   (0.30)   (0.33)   (0.19)   (0.23)   (0.30)   (0.30)    (0.33)    (0.19)

   Net realized and unrealized gain (loss)
   on investments, foreign currency and
   forward contracts ($)                    0.48    5.39     5.74    (2.42)   (4.19)    0.48     5.38     5.72     (2.42)    (4.19)
                                           -----   -----    -----    -----    -----    -----    -----    -----     -----     -----
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ($)       0.25    5.09     5.44    (2.75)   (4.38)    0.25     5.08     5.42     (2.75)    (4.38)
                                           -----   -----    -----    -----    -----    -----    -----    -----     -----     -----
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions from capital gains ($)     --      --      (0.76)   (2.34)   (0.75)    --       --      (0.76)    (2.34)    (0.75)
                                           -----   -----    -----    -----    -----    -----    -----    -----     -----     -----
--------------------------------------------------------------------------------------- -------------------------------------------
 Total distributions ($)                    --      --      (0.76)   (2.34)   (0.75)    --       --      (0.76)    (2.34)    (0.75)
                                           -----   -----    -----    -----    -----    -----    -----    -----     -----     -----
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ($)          12.03   17.12    21.80    16.71    11.58    12.02    17.10    21.76     16.67     11.54
                                           =====   =====    =====    =====    =====    =====    =====    =====     =====     =====
-----------------------------------------------------------------------------------------------------------------------------------
 Total return (%)(b)                        2.12   42.31    31.98   (14.94)  (25.10)    2.12    42.26    31.90    (14.97)   (25.17)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
===================================================================================================================================
 Net assets at end of year ($ thousands)   7,030  12,828   78,701   89,689   56,708    2,350    5,154   27,528    37,566    25,538
-----------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)*                         2.33    2.50     2.17     2.21     2.34     2.33     2.50     2.17      2.21      2.34
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment loss
 to average net assets (%)*                (1.98)  (2.20)   (1.47)   (1.57)   (1.73)   (1.99)   (2.20)   (1.45)    (1.57)    (1.72)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)               62.94   92.33    51.67    68.69    55.89    62.94    92.33    51.67     68.69     55.89
-----------------------------------------------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of
 expenses per share of these amounts ($)    0.09    0.04     0.00     --       --       0.09     0.05     0.00      --        --

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) January 1, 1999 (commencement of share class) to June 30, 1999.

(d) Not annualized.

(e) Annualized.

   28                    Financial Highlights continued
--------------------------------------------------------------------------------

                                                                  Class S
                                             =================================================
                                                          Years ended June 30
Per Share Data                                1995(a)   1996(a)   1997(a)   1998(a)  1999(a)
==============================================================================================
 Net asset value, beginning of year ($)       11.90     12.27     17.64     22.72    17.67
                                              -----     -----     -----     -----    -----
----------------------------------------------------------------------------------------------
   Net investment loss ($)*                   (0.11)    (0.17)    (0.10)    (0.13)   (0.08)

   Net realized and unrealized gain (loss)
   on investments, foreign currency and
   forward contracts ($)                       0.48      5.54      5.94     (2.58)   (4.41)
                                              -----     -----     -----     -----    -----
----------------------------------------------------------------------------------------------
 Total from investment operations ($)          0.37      5.37      5.84     (2.71)   (4.49)
                                              -----     -----     -----     -----    -----
   Distributions from capital gains ($)         --        --      (0.76)    (2.34)   (0.75)
                                              -----     -----     -----     -----    -----
----------------------------------------------------------------------------------------------
 Total distributions ($)                        --        --      (0.76)    (2.34)   (0.75)
----------------------------------------------------------------------------------------------
 Net asset value, end of year ($)             12.27     17.64     22.72     17.67    12.43
                                              =====     =====     =====     =====    =====
----------------------------------------------------------------------------------------------
 Total return (%)(b)                           3.11     43.77     33.33    (14.11)  (24.33)
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
==============================================================================================

 Net assets at end of year ($ thousands)      3,288     5,632    10,747    5,745     5,590

----------------------------------------------------------------------------------------------
 Expense ratio (%)*                            1.33      1.50      1.17      1.21     1.34
----------------------------------------------------------------------------------------------
 Ratio of net investment loss
 to average net assets (%)*                   (1.01)    (1.20)    (0.48)    (0.55)   (0.70)
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                  62.94     92.33     51.67     68.69    55.89
----------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of
  expenses per share of these amounts ($)      0.08      0.05      0.00      --       --

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) January 1, 1999 (commencement of share class) to June 30, 1999.

(d) Not annualized.

(e) Annualized.

                                Board of Trustees                          29
--------------------------------------------------------------------------------

[column graphic]

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

Ralph F. Verni
Chairman of the Board, President, Chief Executive Officer and Director, State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board, Chief Executive Officer and President, PictureTel Corporation

Steve A. Garban
Former Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp.

Dean O. Morton
Former Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management, George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.,
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management, Sloan School of Management, Massachusetts Institute of Technology

                           For Additional Information
--------------------------------------------------------------------------------

[begin sidebar]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: STATE STREET RESEARCH]

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
-------------------------
SEC File Number: 811-4624

[end sidebar]

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Ticker Symbols
---------------------------------------
Class A                          SSGRX
---------------------------------------
Class B(1)                       SSGPX
---------------------------------------
Class B                          SSBGX
---------------------------------------
Class C                          SSGDX
---------------------------------------
Class S (proposed)               SSGCX
---------------------------------------

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                                                                    GR-192G-1199
                                                 Control Number: (exp1100)SSR-LD

[front cover]

[background photo: Custom House, Boston]

[Logo] STATE STREET RESEARCH

Athletes Fund
---------------------------------------------


A stock fund for
professional athletes

Prospectus
November 1, 1999

[begin sidebar]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus will also be available in Spanish in December by calling the State Street Research Service Center at 1-888-638-3193.

[end sidebar]

       Contents
--------------------------------------------------------------------------------

        1  The Fund
           --------

        1  Goal and Strategies
        2  Principal Risks
        4  Investor Expenses
        6  Investment Management

        7  Your Investment
           ---------------

        7  Opening an Account
        7  Choosing a Share Class
        8  Sales Charges
       11  Dealer Compensation
       12  Buying and Selling Shares
       16  Account Policies
       18  Distributions and Taxes
       19  Investor Services

       20  Other Information
           -----------------

       20  Other Securities and Risks
       23  Financial Highlights
       24  Board of Trustees

Back Cover For Additional Information

                                    The Fund                                1
--------------------------------------------------------------------------------

[chesspiece graphic] Goal and Strategies

Fundamental Goal The fund seeks to provide long-term growth of capital.

Principal Strategies Under normal market conditions, the fund invests at least 65% of total assets in stocks and convertible securities of larger size companies. The fund invests across a range of industries in companies that appear to offer potential for long-term growth. The fund intends to invest in a relatively moderate number of companies, as compared to many other funds in its category. The fund presently expects to invest in fewer than 50 companies, although the number of holdings will vary depending on the fund's asset size.

The fund believes that larger size companies generally have the broad resources to adapt to changing business and economic conditions. The fund looks for those companies whose competitive advantages and business strategies position them for above-average earnings growth.

The fund reserves the right to invest up to 35% of total assets in other securities (for example, bonds and small company stocks). The fund may also use derivatives, particularly as a way of hedging.

For more information about the fund's investments and practices, see page 20.

[begin sidebar]

[Magnifying glass graphic]

Who May Want To Invest

State Street Research Athletes Fund is intended for professional athletes who seek one or more of the following:

o an investment designed for long-term growth of career earnings

o a stock fund that emphasizes large-size companies

o a focused portfolio investing in a moderate number of stocks


The fund is not appropriate for investors who:

o are seeking either current investment income or aggressive growth

o are making short-term investments

o are investing emergency reserve money

[end sidebar]

   2                           The Fund continued
--------------------------------------------------------------------------------

[traffic sign graphic]

Principal Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

The fund's portfolio is less diversified than those of many other funds in its category. As a result, it is more sensitive to market conditions affecting a single stock or group of stocks in its portfolio. The success of the fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the stocks the fund buys.

The fund may underperform certain other stock funds (those emphasizing small company stocks, for example) during periods when large company stocks in general are out of favor.

Because the fund may invest in non-U.S. companies, as well as in U.S. companies with some international business, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 20.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                            3
                                                                            ----

[begin sidebar]

[magnifying glass graphic]

Diversification and Stock Selection

Diversification describes a fund's exposure to particular securities, or to particular types of securities. For example, a fund that invests in bonds and in stocks of a variety of companies is generally more diversified than a fund that invests only in large company stocks. Similarly, a fund that invests in a large number of different stocks is generally more diversified than a fund that invests in fewer stocks.

Investment professionals consider diversification to be one indication of the potential risks and rewards of investing in a particular fund. While a portfolio investing in a large number of stocks is less vulnerable to the impact of an unsuccessful investment, it also benefits less from a single successful investment. Although the fund is diversified, it seeks to outperform the broader market by building a more concentrated portfolio using a moderate number of selected stocks across a broad range of industries.

[end sidebar]

   4                            Investor Expenses
--------------------------------------------------------------------------------

                                                                                        Class descriptions begin on page 7
                                                                                ---------------------------------------------------
Shareholder Fees (% of offering price)                                          Class A   Class B(1)   Class B   Class C   Class S
===================================================================================================================================
                                 Maximum front-end sales charge (load)             5.75      0.00         0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                 Maximum deferred sales charge (load)              0.00(a)   5.00         5.00      1.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (% of average net assets)                        Class A   Class B(1)   Class B   Class C   Class S
===================================================================================================================================
                                 Management fee                                    0.65      0.65         0.65      0.65      0.65
-----------------------------------------------------------------------------------------------------------------------------------
                                 Distribution/service (12b-1) fees                 0.25      1.00         1.00      1.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                 Other expenses                                    1.94      1.94         1.94      1.94      1.94
                                                                                   ----      ----         ----      ----      ----
-----------------------------------------------------------------------------------------------------------------------------------
                                 Total annual fund operating expenses*             2.84      3.59         3.59      3.59      2.59
                                                                                   ====      ====         ====      ====      ====
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 *Because some of the fund's expenses have been
                                 subsidized or reduced through expense offset
                                 arrangements, actual total operating expenses
                                 for the prior year would have been:               1.25      2.00         2.00      2.00      1.00

                                 The fund expects the expense subsidy to
                                 continue through the current fiscal year,
                                 although there is no guarantee that it will.
-----------------------------------------------------------------------------------------------------------------------------------

Example                          Year                               Class A     Class B(1)       Class B      Class C       Class S
-----------------------------------------------------------------------------------------------------------------------------------
                                 1                                   $846       $862/$362      $862/$362     $462/$362       $262

-----------------------------------------------------------------------------------------------------------------------------------
                                 3                                  $1,404     $1,400/$1,100  $1,400/$1,100   $1,100         $805
-----------------------------------------------------------------------------------------------------------------------------------
                                 5                                  $1,988     $2,059/$1,859  $2,059/$1,859   $1,859        $1,375

-----------------------------------------------------------------------------------------------------------------------------------
                                 10                                 $3,559        $3,688         $3,688       $3,854        $2,925

(a) Except for investments of $1 million or more; see page 8.

                                                                            5
                                                                            ----

[magnifying glass graphic]

Understanding
Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

o Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

o Annual Fund Operating Expenses are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

o The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

  Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

  The figures in the Example assume full annual expenses, and would be lower if they reflected the subsidy.

  Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

   6                           The Fund continued
--------------------------------------------------------------------------------

[thinker graphic]


Investment Management

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $52 billion in assets under management (as of September 30, 1999), including more than $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of fund average net assets, annually) as compensation.

The investment manager is a subsidiary of Metropolitan Life Insurance Company.

F. Gardner Jackson, Jr. has had primary responsibility for the fund's day-to-day portfolio management since its inception in March 1998. A senior vice president, he has worked as an investment professional since 1971.

Brian O'Dell is the assistant portfolio manager, having assisted Mr. Jackson in managing the fund since its inception in March 1998. He has worked as an investment professional since 1991.

                                 Your Investment                            7
--------------------------------------------------------------------------------

[key graphic]

Opening an Account

The fund is intended primarily for professional athletes and associated persons such as coaches, officials, agents, and relatives. Other investors who have an investment management account with State Street Research & Management Company are also eligible to purchase shares of the fund.

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.


[checklist graphic]

Choosing a Share Class

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

   8                        Your Investment continued
--------------------------------------------------------------------------------

Class A -- Front Load

o Initial sales charge of 5.75% or less

o Lower sales charges for larger investments; see sales charge schedule at right

o Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.25%

Class B(1) -- Back Load

o No initial sales charge

o Deferred sales charge of 5% or less on shares you sell within six years

o Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class B -- Back Load

o Available only to current Class B shareholders; see page 9 for details


Class C -- Level Load

o No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o Lower deferred sales charge than Class B(1) shares

o Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

o Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

o No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than other share classes

Sales Charges

Class A -- Front Load

when you invest        this % is   which equals
this amount            deducted    this % of
                       for sales   your net
                       charges     investment
================================================
Up to $50,000            5.75         6.10
------------------------------------------------
$50,000 - $100,000       4.50         4.71
------------------------------------------------
$100,000 - $250,000      3.50         3.63
------------------------------------------------
$250,000 - $500,000      2.50         2.56
------------------------------------------------
$500,000 - $1 million    2.00         2.04
------------------------------------------------
$1 million or more          see below

With Class A shares, you pay a sales charge when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 10.

                                                                            9
                                                                            ----

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B(1) -- Back Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
--------------------------------------------------------
First year                           5.00
--------------------------------------------------------
Second year                          4.00
--------------------------------------------------------
Third year                           3.00
--------------------------------------------------------
Fourth year                          3.00
--------------------------------------------------------
Fifth year                           2.00
--------------------------------------------------------
Sixth year                           1.00
--------------------------------------------------------
Seventh or eighth year               None
--------------------------------------------------------

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 10.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 10.

Class B shares automatically convert to Class A shares after eight years.

Class C -- Level Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
---------------------------------------------------------
First year                         1.00
---------------------------------------------------------
Second year or later               None
---------------------------------------------------------


With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on page 10.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

   10                      Your Investment continued
--------------------------------------------------------------------------------


Class S -- No Load

Special Programs

Class S shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[begin sidebar]

[magnifying glass graphic]

Understanding
Distribution/Service
Fees

As noted in the descriptions on pages 8 to 10, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 11 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[end sidebar]

                                                                            11
                                                                            ----

[check graphic] Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Dealer Commissions (%)                   Class A    Class B(1)  Class B  Class C  Class S
=========================================================================================
 Initial Commission                     See below      4.00       4.00     1.00     0.00
-----------------------------------------------------------------------------------------
   Investments up to $50,000               5.00         --         --       --       --
-----------------------------------------------------------------------------------------
   $50,000 to $100,000                     4.00         --         --       --       --
-----------------------------------------------------------------------------------------
   $100,000 to $250,000                    3.00         --         --       --       --
-----------------------------------------------------------------------------------------
   $250,000 to $500,000                    2.00         --         --       --       --
-----------------------------------------------------------------------------------------
   $500,000 to $1 million                  1.75         --         --       --       --
-----------------------------------------------------------------------------------------
   First $1-3 million                      1.00(a)      --         --       --       --
-----------------------------------------------------------------------------------------
   Next $2 million                         0.75(a)      --         --       --       --
-----------------------------------------------------------------------------------------
   Next $2 million                         0.50(a)      --         --       --       --
-----------------------------------------------------------------------------------------
   Next $1 and above                       0.25(a)      --         --       --       --
 -----------------------------------------------------------------------------------------
 Annual fee                                0.25        0.25       0.25     1.00     0.00
------------------------------------------------------------------------------------------

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

(a) If your financial professional declines this commission, the one-year CDSC on your investment is waived.

   12                       Buying and Selling Shares
--------------------------------------------------------------------------------

[cash register graphic]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o $1,000 for accounts that use the Investamatic program(a)

o $2,000 for Individual Retirement Accounts(a)

o $2,500 for all other accounts

Minimum Additional Investments:

o $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

(a) Except $500 during special promotional periods.

                         Instructions for Buying Shares                     13
--------------------------------------------------------------------------------

                           To Open an Account              To Add to an Account
-------------------------------------------------------------------------------------------------------------
[briefcase    Through a    Consult your financial          Consult your financial professional or your
graphic]      Professional professional or your program    program materials.
              or Program   materials.
-------------------------------------------------------------------------------------------------------------
By Mail       [mailbox     Make your check payable to      Fill out an investment slip or indicate the
              graphic]     "State Street Research          fund name and account number on your check.
                           Funds." Forward the check and   Make your check payable to "State Street
                           your application to State       Research Funds." Forward the check and slip to
                           Street Research.                State Street Research.
-------------------------------------------------------------------------------------------------------------
[Capitol      By Federal   Call to obtain an account       Call State Street Research to obtain a control
Building      Funds Wire   number and forward your         number. Instruct your bank to wire funds to:
graphic]                   application to State Street     o State Street Bank and Trust Company, Boston, MA
                           Research. Wire funds using      o ABA: 011000028
                           the instructions at right.      o BNF: fund name and share class you want to buy
                                                           o AC: 99029761
                                                           o OBI: your name and your account number
                                                           o Control: the number given to you by State
                                                             Street Research
-------------------------------------------------------------------------------------------------------------
By            [plug        Verify that your bank is a      Call State Street Research to verify that the
Electronic    graphic]     member of the ACH (Automated    necessary bank information is on file for your
Funds                      Clearing House) system.         account. If it is, you may request a transfer
Transfer                   Forward your application to     with the same phone call. If not, please ask
(ACH)                      State Street Research. Please   State Street Research to provide you with an
                           be sure to include the          EZ Trader application.
                           appropriate bank information.
                           Call State Street Research to
                           request a purchase.
-------------------------------------------------------------------------------------------------------------
[calendar     By           Forward your application,       Call State Street Research to verify that
graphic]      Investamatic with all appropriate sections   Investamatic is in place on your account, or
                           completed, to State Street      to request a form to add it. Investments are
                           Research, along with a check    automatic once Investamatic is in place.
                           for your initial investment
                           payable to "State Street
                           Research Funds."
-------------------------------------------------------------------------------------------------------------
By Exchange   [exchange    Call State Street Research or   Call State Street Research or visit our Web
              graphic]     visit our Web site.             site.
-------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408            Internet www.ssrfunds.com
Call toll-free: 1-800-521-6548  (business days 8:00 a.m. - 8:00 p.m., eastern time)

   14                       Your Investment continued
--------------------------------------------------------------------------------

[receipt graphic]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o you are selling more than $100,000 worth of shares

o the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter, will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         Instructions for Selling Shares                    15
--------------------------------------------------------------------------------

[briefcase    Through a       Consult your financial professional or your program materials.
graphic]      Professional
              or Program
----------------------------------------------------------------------------------------------------------
By Mail       [mailbox        Send a letter of instruction, an endorsed stock power or share certificates
              graphic]        (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).
----------------------------------------------------------------------------------------------------------
[Capitol      By Federal      Check with State Street Research to make sure that a wire redemption
Building      Funds Wire      privilege, including a bank designation, is in place on your account. Once
graphic]                      this is established, you may place your request to sell shares with State
                              Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)
----------------------------------------------------------------------------------------------------------
By            [plug           Check with State Street Research to make sure that the EZ Trader feature,
Electronic    graphic]        including a bank designation, is in place on your account. Once this is
Funds                         established, you may place your request to sell shares with State Street
Transfer                      Research. Proceeds will be sent to your pre-designated bank account.
(ACH)
----------------------------------------------------------------------------------------------------------
[telephone    By              As long as the transaction does not require a written request (see facing
graphic]      Telephone       page), you or your financial professional can sell shares by calling State
                              Street Research. A check will be mailed to your address of record on the following business day.
----------------------------------------------------------------------------------------------------------
By Exchange   [exchange       Read the prospectus for the fund into which you are exchanging. Call State
              graphic]        Street Research or visit our Web site.
----------------------------------------------------------------------------------------------------------
[calendar     By              See plan information on page 19.
graphic]      Systematic
              Withdrawal
              Plan
----------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408          Internet www.ssrfunds.com
Call toll-free: 1-800-521-6548 (business days 8:00 a.m. - 8:00 p.m., eastern time)

   16                       Your Investment continued
--------------------------------------------------------------------------------


[policies graphic]

Account Policies

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

                                                                            17
                                                                            ----

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time on these days.

Calculating Share Price

The fund calculates its net asset value every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares

For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

o Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs, may be changed from time to time without further notice

o All orders to purchase shares are subject to acceptance by the fund

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

o The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

   18                         Your Investment continued
--------------------------------------------------------------------------------


[begin sidebar]

[magnifying glass graphic] Tax Considerations

Unless your investment is in a tax deferred account, you may want to avoid:

o investing a large amount in the fund close to the end of the fiscal year or calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

[end sidebar]

[Uncle Sam graphic]

Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes any net income and net capital gains to shareholders after the end of the fund's fiscal year, which is June 30. To comply with tax regulations, the fund may be required to pay an additional income or capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                            19
                                                                            ----

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.


[shaking hands graphic]

Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZTrader This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-521-6548 for information on any of the services described above.

   20                           Other Information
--------------------------------------------------------------------------------


[stock certificates graphic]

Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates.

These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

                                                                            21
                                                                            ----

International Exposure Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any

   22                      Other Information continued
--------------------------------------------------------------------------------


security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs, and may increase your tax liability.

Bonds The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds (those in rating categories below BBB/Baa) have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Year 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

                              Financial Highlights                          23
--------------------------------------------------------------------------------


These highlights are intended to help you understand the fund's performance since its inception. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                              Class A         Class B(1)        Class B
                                  ------------------------------------------------------------
                                            Years ended      Period Ended      Years ended
                                             June 30           June 30          June 30
Per Share Data                           1998(a)(b)  1999(b)  1999(b)(f)  1998(a)(b)  1999(b)
==============================================================================================
 Net asset value, beginning of year ($)    7.00       7.36       8.34       7.00       7.34
                                          -----      -----      -----      -----      -----
   Net investment income (loss) ($)*       0.00      (0.03)     (0.05)     (0.01)     (0.09)

   Net realized and unrealized gain
   on investments ($)                      0.36       1.97       0.91       0.35       1.95
                                          -----      -----      -----      -----      -----
----------------------------------------------------------------------------------------------
 Total from investment operations ($)      0.36       1.94       0.86       0.34       1.86
                                          -----      -----      -----      -----      -----
----------------------------------------------------------------------------------------------
 Dividend from net investment income ($)    --       (0.01)       --         --         --
----------------------------------------------------------------------------------------------
 Total distributions ($)                    --       (0.01)       --         --         --
----------------------------------------------------------------------------------------------
 Net asset value, end of year ($)          7.36       9.29       9.20       7.34       9.20
                                          =====      =====      =====      =====      =====
----------------------------------------------------------------------------------------------
 Total return (%)(c)                       5.14(d)   26.32      10.31(d)    4.86(d)   25.34
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
==============================================================================================
 Net assets at end of year ($ thousands)    797      2,336        634        530        795
----------------------------------------------------------------------------------------------
 Expense ratio (%)*                        1.25(e)    1.25       2.00(e)    2.00(e)    2.00
----------------------------------------------------------------------------------------------
 Ratio of net investment income (loss)
 to average net assets (%)*                0.25(e)   (0.41)     (1.27)(e)  (0.44)(e)  (1.12)
----------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)              30.76     141.92     141.92      30.76     141.92
----------------------------------------------------------------------------------------------
 *Reflects voluntary reduction of expenses
  per share of these amounts ($)           0.07       0.06       0.08       0.07       0.15

                                                Class C              Class S
                                         ------------------------------------------
                                             Years ended            Years ended
                                               June 30                June 30
Per Share Data                           1998(a)(b)  1999(b)  1998(a)(b)  1999(b)
===================================================================================
 Net asset value, beginning of year ($)   7.00        7.34       7.00       7.36
                                         -----       -----       ----      -----
  Net investment income (loss) ($)*      (0.01)      (0.09)      0.01      (0.01)

   Net realized and unrealized gain
   on investments ($)                     0.35        1.96       0.35       1.97
                                         -----       -----       ----      -----
-----------------------------------------------------------------------------------
 Total from investment operations ($)     0.34        1.87       0.36       1.96
                                         -----       -----       ----      -----
-----------------------------------------------------------------------------------
 Dividend from net investment income ($)   --          --         --       (0.01)
-----------------------------------------------------------------------------------
 Total distributions ($)                   --          --         --       (0.01)
-----------------------------------------------------------------------------------
 Net asset value, end of year ($)         7.34        9.21       7.36       9.31
                                         =====       =====       ====      =====
-----------------------------------------------------------------------------------
 Total return (%)(c)                      4.86(d)    25.48       5.14(d)  26.62
-----------------------------------------------------------------------------------

Ratios/Supplemental Data
===================================================================================
 Net assets at end of year ($ thousands)   525         673      8,070     14,343
-----------------------------------------------------------------------------------
 Expense ratio (%)*                       2.00(e)     2.00       1.00(e)    1.00
-----------------------------------------------------------------------------------
 Ratio of net investment income (loss)
 to average net assets (%)*              (0.43)(e)   (1.12)      0.46(e)   (0.14)
-----------------------------------------------------------------------------------
 Portfolio turnover rate (%)             30.76      141.92      30.76     141.92
-----------------------------------------------------------------------------------
 *Reflects voluntary reduction of expense
  per share of these amounts ($)          0.07        0.16       0.06       0.13

(a) March 27, 1998 (commencement of operations) to June 30, 1998.

(b) Per-share figures have been calculated using the average shares method.

(c) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(d) Not annualized.

(e) Annualized.

(f) January 1, 1999 (commencement of share class) to June 30, 1999

   24                          Board of Trustees
--------------------------------------------------------------------------------

[column graphic]

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

Ralph F. Verni
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Chairman of the Board, Chief Executive
Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public
Management, George Washington
University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investment Ltd.,
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                                      Notes                                 25
--------------------------------------------------------------------------------

                           For Additional Information
--------------------------------------------------------------------------------


You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Ticker Symbols
=======================================
 Class A (proposed)              SAAFX
---------------------------------------
 Class B(1) (proposed)           SAFPX
---------------------------------------
 Class B (proposed)              SBAFX
---------------------------------------
 Class C (proposed)              SCAFX
---------------------------------------
 Class S (proposed)              SSAFX
---------------------------------------

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


[begin sidebar]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo STATE STREET RESEARCH]

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
---------------------------------------

SEC File Number: 811-4624

                                                                    AT-191G-1100
                                                Control Number: (exp 1199)SSR-LD

                     Supplement No. 1 dated November 1, 1999
                                       to
           Statement of Additional Information dated November 1, 1999 for
                   STATE STREET RESEARCH GLOBAL RESOURCES FUND
                 A series of State Street Research Equity Trust

Fundamental Investment Restrictions

         Subject to shareholder approval as described below, the following policy changes are expected to be made. Accordingly, the first and tenth numbered fundamental policies under the caption "Fundamental and Nonfundamental Restrictions" at page II, 3-1 of the Statement of Additional Information will read as follows:

      1. not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of its total assets, cause more than 10% of the outstanding voting securities of such issuer to be held by the Global Resources Fund;

      10. not to make any investment which would cause more than 25% of the value of the Global Resources Fund's total assets to be invested in securities of issuers principally engaged in any one industry, other than any energy or natural resource industry, as described in the Global Resources Fund's Prospectus or Statement of Additional Information, as amended from time to time.

         The above policy changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for November 1999 or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling the State Street Research Service Center at 1-800-562-0032.




Control Number (Exp 1100) SSR-LD                                    CF-386F-1199

                       STATEMENT OF ADDITIONAL INFORMATION
                                       for
                        STATE STREET RESEARCH ALPHA FUND
                         STATE STREET RESEARCH ARGO FUND
                   STATE STREET RESEARCH GLOBAL RESOURCES FUND
                       STATE STREET RESEARCH ATHLETES FUND

                  Series of State Street Research Equity Trust

                                November 1, 1999

         This Statement of Additional Information is divided into three sections. Section One contains definitions that are used in the Statement of Additional Information. Section Two contains information which is specific to each fund identified above. Section Three contains information which generally is shared by certain mutual funds of the State Street Research complex, including the funds specified above.

         The Statement of Additional Information is not a Prospectus. It should be read in conjunction with current Prospectuses of each fund specified above. The date of the current prospectus of each fund specified above is:

         State Street Research Alpha Fund                      November 1, 1999
         State Street Research Argo Fund                       November 1, 1999
         State Street Research Global Resources Fund           November 1, 1999
         State Street Research Athletes Fund                   November 1, 1999

         Each Prospectus may be obtained without charge from State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690 or by calling 1-800-562-0032.

         Financial statements for each fund specified above, as of and for the most recently completed fiscal year are included in its Annual Report to Shareholders for that year. Such financial statements include the Schedule of the Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, including any notes thereto, Financial Highlights, Report of Independent Accountants and Management's Discussion of Fund Performance. Such financial statements are hereby incorporated by reference from the following Annual Reports. Shareholder reports are available without charge upon request. For more information, call the State Street Research Service Center at 1- 800-562-0032.

                                                                                        EDGAR
Fund                                                          Fiscal Year Ended         Accession Number
----                                                          -----------------         ----------------
State Street Research Alpha Fund                               June 30, 1999            0000950146-99-001481
State Street Research Argo Fund                                June 30, 1999            0000950146-99-001481
State Street Research Global Research Fund                     June 30, 1999            0000950146-99-001481
State Street Research Athletes Fund                            June 30, 1999            0000950146-99-001481

Control Number: (EXP01100) SSR-LD                                SSR-494G-1199

                                                 TABLE OF CONTENTS

                                                                                                               Page

SECTION I....................................................................................................I, 1-1
         Definitions.........................................................................................I, 1-1

SECTION II..................................................................................................II, 1-1
         1.       STATE STREET RESEARCH ALPHA FUND..........................................................II, 1-1
                  A.       The Fund.........................................................................II, 1-1
                  B.       Investment Objective.............................................................II, 1-1
                  C.       Fundamental and Nonfundamental Restrictions......................................II, 1-1
                  D.       Restricted Securities............................................................II, 1-4
                  E.       Foreign Investments..............................................................II, 1-4
                  F.       Industry Classifications.........................................................II, 1-5
                  G.       Control Persons and Principal Holders of Securities..............................II, 1-6
                  H.       Trustee Compensation.............................................................II, 1-8
                  I.       Investment Advisory Fee..........................................................II, 1-9
                  J.       Portfolio Turnover...............................................................II, 1-9
                  K.       Brokerage Commissions............................................................II, 1-9
                  L.       Sales Charges on Shares.........................................................II, 1-10
                  M.       Rule 12b-1 Fees.................................................................II, 1-11
                  N.       Performance.....................................................................II, 1-13
         2.       STATE STREET RESEARCH ARGO FUND...........................................................II, 2-1
                  A.       The Fund.........................................................................II, 2-1
                  B.       Investment Objective.............................................................II, 2-1
                  C.       Fundamental and Nonfundamental Restrictions......................................II, 2-1
                  D.       Restricted Securities............................................................II, 2-4
                  E.       Foreign Investments..............................................................II, 2-4
                  F.       Industry Classifications.........................................................II, 2-4
                  G.       Control Persons and Principal Holders of Securities..............................II, 2-6
                  H.       Trustee Compensation.............................................................II, 2-7
                  I.       Investment Advisory Fee..........................................................II, 2-7
                  J.       Portfolio Turnover...............................................................II, 2-8
                  K.       Brokerage Commissions............................................................II, 2-8
                  L.       Sales Charges on Shares..........................................................II, 2-9
                  M.       Rule 12b-1 Fees.................................................................II, 2-10
                  N.       Performance.....................................................................II, 2-11
         3.       STATE STREET RESEARCH GLOBAL RESOURCES FUND...............................................II, 3-1
                  A.       The Fund.........................................................................II, 3-1
                  B.       Investment Objective.............................................................II, 3-1
                  C.       Fundamental and Nonfundamental Restrictions......................................II, 3-1
                  D.       Restricted Securities............................................................II, 3-4

                                                        (i)

                  E.       Foreign Investments..............................................................II, 3-4
                  F.       Transactions in Precious Metals..................................................II, 3-5
                  G.       Industry Classifications.........................................................II, 3-5
                  H.       Control Persons and Principal Holders of Securities..............................II, 3-5
                  I.       Trustee Compensation.............................................................II, 3-6
                  J.       Investment Advisory Fee..........................................................II, 3-7
                  K.       Portfolio Turnover...............................................................II, 3-8
                  L.       Brokerage Commissions............................................................II, 3-8
                  M.       Sales Charges on Shares..........................................................II, 3-9
                  N.       Rule 12b-1 Fees.................................................................II, 3-10
                  O.       Performance.....................................................................II, 3-11
         4.       STATE STREET RESEARCH ATHLETES FUND.......................................................II, 4-1
                  A.       The Fund.........................................................................II, 4-1
                  B.       Investment Objective.............................................................II, 4-1
                  C.       Fundamental and Nonfundamental Restrictions......................................II, 4-1
                  D.       Restricted Securities............................................................II, 4-4
                  E.       Foreign Investments..............................................................II, 4-4
                  F.       Industry Classifications.........................................................II, 4-4
                  G.       Control Persons and Principal Holders of Securities..............................II, 4-6
                  H.       Trustee Compensation.............................................................II, 4-7
                  I.       Investment Advisory Fee..........................................................II, 4-7
                  J.       Portfolio Turnover...............................................................II, 4-8
                  K.       Brokerage Commissions............................................................II, 4-8
                  L.       Sales Charges on Shares..........................................................II, 4-9
                  M.       Rule 12b-1 Fees.................................................................II, 4-10
                  N.       Performance.....................................................................II, 4-11

SECTION III...................................................................................................III-1
         A.       Additional Information Concerning Investment Restrictions, Certain Risks and
                  Investment Techniques.......................................................................III-1
         B.       Debt Instruments and Permitted Cash Investments............................................III-13
         C.       The Trusts, the Trustees and Officers and Fund Shares......................................III-22
         D.       Investment Advisory Services...............................................................III-31
         E.       Purchase and Redemption of Shares..........................................................III-32
         F.       Shareholder Accounts.......................................................................III-39
         G.       Net Asset Value............................................................................III-44
         H.       Portfolio Transactions.....................................................................III-45
         I.       Certain Tax Matters........................................................................III-48
         J.       Distribution of Fund Shares................................................................III-52
         K.       Calculation of Performance Data............................................................III-55
         L.       Custodian..................................................................................III-58
         M.       Independent Accountants....................................................................III-58
         N.       Financial Statements.......................................................................III-58

                                                       (ii)

                                    SECTION I


Definitions

         Each of the following terms used in this Statement of Additional Information has the meaning set forth below.


"1940 Act" means the Investment Company Act of 1940, as amended.

"Distributor" means State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690.

"Investment Manager" means State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690.

"Metropolitan" means Metropolitan Life Insurance Company.

"NYSE" means the New York Stock Exchange, Inc.

"Vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) of more than 50% of the outstanding voting securities, whichever is less.


                                     I, 1-1

                                   SECTION II


1.       STATE STREET RESEARCH ALPHA FUND

         The information in this part 1 of Section II relates only to State Street Research Alpha Fund (the "Alpha Fund"). For information on other funds, see the Table of Contents.

         A.       The Fund

         The Fund was organized in 1986 as a separate series of State Street Research Equity Trust, a Massachusetts business trust (the "Trust"). A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Alpha Fund, State Street Research Argo Fund (formerly State Street Research Equity Investment Fund), State Street Research Global Resources Fund and State Street Research Athletes Fund.

         The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

         B.       Investment Objective

         The investment objective of State Street Research Alpha Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         C.       Fundamental and Nonfundamental Restrictions

         The Alpha Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Alpha Fund. Restrictions that are not fundamental may be changed without a shareholder vote.


                                     II, 1-1

Fundamental Investment Restrictions.

         It is the Alpha Fund's policy:

         (1) to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;

         (2) not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Alpha Fund's total assets, cause more than 5% of the Alpha Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Alpha Fund;

         (3)   not to issue senior securities;

         (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Alpha Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Alpha Fund's securities, the Alpha Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (5) not to purchase or sell real estate in fee simple or real estate mortgage loans;

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Alpha Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (7) not to lend money; however, the Alpha Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (8) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);


                                     II, 1-2

         (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Alpha Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (10) not to make any investment which would cause more than 25% of the value of the Alpha Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as described in the Alpha Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

         (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Alpha Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Alpha Fund's total assets. Reverse repurchase agreements occur when the Alpha Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Alpha Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.


                                     II, 1-3

Nonfundamental Investment Restrictions.

         It is the Alpha Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Alpha Fund's Prospectus and this Statement of Additional Information;

         (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Alpha Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets); and

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger consolidation or similar transaction or other exchange.

         D.       Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         E.       Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets


                                     II, 1-4

         F.       Industry Classifications

         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.


Autos & Transportation                  Consumer Discretionary                  Financial Services
----------------------                  ----------------------                  ------------------
Air Transport                           Advertising Agencies                    Banks & Savings and Loans
Auto Parts                              Casino/Gambling,                        Financial Data Processing
Automobiles                               Hotel/Motel                             Services & Systems
Miscellaneous                           Commercial Services                     Insurance
  Transportation                        Communications, Media &                 Miscellaneous Financial
Railroad Equipment                        Entertainment                         Real Estate Investment
Railroads                               Consumer Electronics                      Trusts
Recreational Vehicles &                 Consumer Products                       Rental & Leasing Services:
  Boats                                 Consumer Services                         Commercial
Tires & Rubber                          Household Furnishings                   Securities Brokerage &
Truckers                                Leisure Time                             Services
                                        Photography
                                        Printing & Publishing                   Health Care
                                        Restaurants                             -----------
                                        Retail                                  Drugs & Biotechnology
                                        Shoes                                   Health Care Facilities
                                        Textile Apparel                         Health Care Services
                                          Manufacturers                         Hospital Supply
                                        Toys                                    Service Miscellaneous

                                        Consumer Staples
                                        ----------------
                                        Beverages
                                        Drug & Grocery Store
                                          Chains
                                        Foods
                                        Household Products
                                        Tobacco


                                   II, 1-5

Integrated Oils                         Other Energy                            Technology
---------------                         ------------                            ----------
Oil:  Integrated Domestic               Gas Pipelines                           Communications Technology
Oil:  Integrated International          Miscellaneous Energy                    Computer Software
                                        Offshore Drilling                       Computer Technology
Materials & Processing                  Oil and Gas Producers                   Electronics
----------------------                  Oil Well Equipment &                    Electronics:  Semi-
Agriculture                               Services                              Conductors/Components
Building & Construction                                                         Miscellaneous Technology
Chemicals
Containers & Packaging                  Producer Durables                       Utilities
Diversified Manufacturing               ----------------                        ---------
Engineering & Contracting               Aerospace                               Miscellaneous Utilities
  Services                              Electrical Equipment &                  Utilities:  Cable TV & Radio
Fertilizers                               Components                            Utilities:  Electrical
Forest Products                         Electronics:  Industrial                Utilities:  Gas Distribution
Gold & Precious Metals                  Homebuilding                            Utilities:
Miscellaneous Material &                Industrial Products                       Telecommunications
  Processing                            Machine Tools                           Utilities:  Water
Non-Ferrous Metals                      Machinery
Office Supplies                         Miscellaneous Equipment
Paper and Forest Products               Miscellaneous Producer
Real Estate & Construction                Durables
Steel                                   Office Furniture & Business
Textile Products                        Pollution Control and
                                          Environmental Services
Other                                   Production Technology
-----                                     Equipment
Trust Certificates --                   Telecommunications
  Government Related                      Equipment
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card
  Receivables
Miscellaneous
Multi-Sector Companies
Miscellaneous
Multi-Sector Companies

         G.       Control Persons and Principal Holders of Securities

Trustees and Officers

     The Trustees and principal officers of State Street Research Equity Trust as a group owned approximately 1.3% of the Alpha Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class B(1), Class C or Class S shares. All information is as of July 31, 1999.


                                     II, 1-6

Other Persons

         The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Alpha Fund's outstanding shares. Except as otherwise stated, the Alpha Fund believes that each named record holder does not have beneficial ownership of such shares. All information is as of July 31, 1999.

                      Shareholder                         %
Class B(1)            Merrill Lynch                       10.8
Class B               Merrill Lynch                       18.1
Class C               Merrill Lynch                       43.7
Class S               Chase Manhattan, Trustee            73.4
                      MetLife Defined                     14.3
                      Contributions Group

The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith(b)
4800 Deerlake Drive East
Jacksonville, FL 32246

Chase Manhattan Bank, NA(a)
4 New York Plaza
New York, NY 10004

MetLife Defined Contribution Group
72 Eagle Rock Ave.
East Hanover, NJ 07936

----------------
(a) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company ("Metropolitan").

(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.


                                     II, 1-7

         H.       Trustee Compensation

         The Trustees of State Street Research Equity Trust were compensated as follows:

                                                                    Total                 Total Compensation
                                                                Compensation                From All State
                                      Aggregate                   From All               Street Research Funds
                                    Compensation                State Street               and Metropolitan
                                     From Alpha                Research Funds              Series Fund, Inc.
Name of Trustee                        Fund(b)              Paid to Trustees (c)         Paid to Trustees (d)
---------------                   ----------------          --------------------         --------------------
Bruce R. Bond(a)                 $           1,400         $                 0         $                    0
Steven A. Garban                 $           4,500         $            81,300         $              110,300
Malcolm T. Hopkins               $           3,700         $            69,700         $               97,200
Dean O. Morton                   $           4,500         $            84,700         $              110,700
Susan M. Phillips(a)             $               0         $            12,145         $               12,145
Toby Rosenblatt                  $           3,500         $            72,600         $               72,600
Michael S. Scott Morton          $           4,825         $            89,500         $              115,500
Ralph F. Verni                   $               0         $                 0         $                    0

---------------

(a) Bruce Bond and Susan Phillips were elected as Trustees of State Street Research Equity Trust on January 1, 1999 and September 14, 1999, respectively, and therefore did not receive any compensation from the Alpha Fund for the year ended December 31, 1998.

(b) For the Alpha Fund's fiscal year ended June 30, 1999. The Alpha Fund does not provide any pension or retirement benefits for the Trustees.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1998.

(d) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1998.

         For more information on the Trustees and officers of State Street Research Equity Trust, see Section III, C of this Statement of Additional Information.


                                     II, 1-8

         I.       Investment Advisory Fee

         The advisory fee payable monthly by the Alpha Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Alpha Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Alpha Fund.

         The annual percentage rate:                                   0.65%.

                                                                                        Fees Waived
                                                              Advisory Fees Paid        or Expenses Assumed
         Fiscal year ended June 30, 1999                      $ 2,332,465                $   161,385
         Fiscal year ended June 30, 1998                      $ 1,949,340                $    51,193
         Fiscal year ended June 30, 1997                      $   975,669                $   181,305

         For more information on the investment advisory arrangements, see
Section III, D of this Statement of Additional Information.

         J.       Portfolio Turnover

         The Alpha Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Alpha Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

                                                Portfolio Turnover Rates
         Fiscal year ended June 30, 1999                 56.04%
         Fiscal year ended June 30, 1998                 52.99%

         For more information on portfolio turnover, see Section III, H of this Statement of Additional Information.

         K.       Brokerage Commissions

         Brokerage commissions paid by the Alpha Fund in secondary trading were as follows:

         Fiscal year ended June 30, 1999                                        $  964,720
         Fiscal year ended June 30, 1998                                        $  651,704
         Fiscal year ended June 30, 1997                                        $  362,454

         During and at the end of its most recent fiscal year, the Alpha Fund held the securities of no entity that might be deemed to be a regular broker-dealer of the Alpha Fund, as defined under the 1940 Act.


                                     II, 1-9

         For more information on brokerage commissions, see Section III, H of this Statement of Additional Information.

         L.       Sales Charges on Shares

Front-end Sales Charges (Class A)

                                                                                Retained by Distributor
                                                                                After Reallowance of
                                                     Total Sales Charges        Concessions to Dealers
         Fiscal year ended June 30, 1999                  $ 420,942              $  55,547
         Fiscal year ended June 30, 1998                  $ 861,312              $ 105,756
         Fiscal year ended June 30, 1997                  $ 438,175              $  54,328


Contingent Deferred Sales Charges (Classes A, B(1), B and C)


                      Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                        June 30, 1999                     June 30, 1998                      June 30, 1997
                 ----------------------------      -----------------------------      ----------------------------
                 Contingent       Commissions       Contingent      Commissions        Contingent      Commissions
                  Deferred          Paid to          Deferred         Paid to           Deferred         Paid to
                Sales Charges       Dealers        Sales Charges      Dealers         Sales Charges      Dealers
                -------------     -----------      -------------    -----------       -------------    -----------
Class A          $       0         $ 365,395        $     0          $   755,556        $      0       $   383,847
Class B(1)*      $   1,236         $ 106,226        $   N/A          $       N/A        $    N/A       $       N/A
Class B          $ 378,752         $ 932,343        $ 95,196         $ 2,522,370        $ 68,306       $ 1,239,062
Class C          $  10,287         $  86,846        $  1,122         $   147,587        $  2,402       $    50,310

--------------
*Class B(1) was introduced January 1, 1999.


         For more information about sales charges, see Section III, J of this Statement of Additional Information.


                                    II, 1-10

         M.       Rule 12b-1 Fees

         The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

         Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

         Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

         During the fiscal year ended June 30, 1999, the Alpha Fund paid fees under the Distribution Plan and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses.


                                    II, 1-11

                                                    Class A        Class B(1)       Class B         Class C
Advertising                                        $      0        $  1,264         $   16,787      $ 13,585

Printing and mailing of prospectuses to                   0             342              2,493          2,771
  other than current shareholders

Compensation to dealers                             284,079           9,196          1,316,025        176,509

Compensation to sales personnel                           0           3,938             38,919         35,543

Interest                                                  0               0                  0              0

Carrying or other financing charges                       0               0                  0              0

Other expenses: marketing; general                        0           4,437             55,666         29,528
                                                   --------        --------         ----------    -----------

Total Fees                                         $284,079        $ 19,177         $  153,626    $   257,936
Difference*                                        ========        ========         ==========    ===========
                                                                                    $  113,736

---------------

*Net fees result from the timing of expenditures and are used against future expenses.

         For more information about Rule 12b-1 fees, see Section III, J of this Statement of Additional Information.


                                    II, 1-12

         N.       Performance

         All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Alpha Fund.

         Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully. Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

Standard Total Return

         The average annual total return ("standard total return") of each class of shares of the Alpha Fund was as follows:


                             Ten Years                       Five Years                       One Year
                               Ended                            Ended                           Ended
                           June 30, 1999                    June 30, 1999                   June 30, 1999
                           -------------                    -------------                   -------------
    Class A                     12.79%                           16.95%                        -5.79%
    Class B(1)                  12.98%                           17.27%                        -5.60%
    Class B                     12.99%                           17.30%                        -5.50%
    Class C                     12.99%                           17.50%                        -1.72%
    Class S                     13.68%                           18.68%                         0.15%

Nonstandard Total Return

         The nonstandard total return of each class of shares of the Alpha Fund for the six months ended June 30, 1999, without taking sales charges into account, was as follows:


                               Class A                   6.31%
                               Class B(1)                5.81%
                               Class B                   5.93%
                               Class C                   5.94%
                               Class S                   6.45%

Yield

         The annualized yield of each class of shares of the Alpha Fund, based on the month of June 1999, was as follows:


                                    II, 1-13

                               Class A                   1.35%
                               Class B(1)                0.52%
                               Class B                   0.51%
                               Class C                   0.52%
                               Class S                   1.74%

Distribution Rates

         The distribution rate of each class of shares of the Alpha Fund, based on the month of June 1999, was as follows:


                               Class A                   1.67%
                               Class B(1)                1.40%
                               Class B                   1.02%
                               Class C                   1.02%
                               Class S                   2.03%

         For more information about performance, see Section III, K of this Statement of Additional Information.



                                   II, 1-14

2.       STATE STREET RESEARCH ARGO FUND

         The information in this part 2 of Section II relates only to State Street Research Argo Fund (the "Argo Fund"). For information on other Funds, see the Table of Contents.

         A.       The Fund

         The Fund was organized in 1986 as a separate series of State Street Research Equity Trust, a Massachusetts business trust (the "Trust"). A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Alpha Fund, State Street Research Argo Fund (formerly State Street Research Equity Investment Fund), State Street Research Global Resources Fund and State Street Research Athletes Fund.

         The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

         B.       Investment Objective

         The investment objective of State Street Research Argo Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         C.       Fundamental and Nonfundamental Restrictions

         The Argo Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Argo Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

Fundamental Investment Restrictions.

         It is the Argo Fund's policy:

         (1) to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;


                                     II, 2-1

         (2) not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Argo Fund's total assets, cause more than 5% of the Argo Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Argo Fund;

         (3)   not to issue senior securities;

         (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Argo Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Argo Fund's securities, the Argo Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (5) not to purchase or sell real estate in fee simple or real estate mortgage loans;

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Argo Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (7) not to lend money; however, the Argo Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (8) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

         (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Argo Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (10) not to make any investment which would cause more than 25% of the value of the Argo Fund's total assets to be invested in the securities of issuers principally

                                     II, 2-2
               engaged in any one industry, as described in the Argo Fund's prospectus or Statement of Additional Information, as amended from time to time; and

         (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Argo Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Argo Fund's total assets. Reverse repurchase agreements occur when the Argo Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Argo Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Nonfundamental Investment Restrictions.

         It is the Argo Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

         (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Argo Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets); and

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as


                                     II, 2-3
               dividends or distributions or in connection with a merger consolidation or similar transaction or other exchange.

         D.       Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         E.       Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets

         F.       Industry Classifications

         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Autos & Transportation                 Consumer Discretionary
----------------------                 ----------------------
Air Transport                          Advertising Agencies
Auto Parts                             Casino/Gambling,
Automobiles                            Hotel/Motel
Miscellaneous                          Commercial Services
Transportation                         Communications, Media &
Railroad Equipment                       Entertainment
Railroads                              Consumer Electronics
Recreational Vehicles &                Consumer Products
  Boats                                Consumer Services
Tires & Rubber                         Household Furnishings
Truckers                               Leisure Time
                                       Photography
                                       Printing & Publishing
                                       Restaurants


                                     II, 2-4

Retail                             Materials & Processing              Producer Durables
Shoes                              ----------------------              -----------------
Textile Apparel                    Agriculture                         Aerospace
  Manufacturers                    Building & Construction             Electrical Equipment &
Toys                               Chemicals                             Components
Consumer Staples                   Containers & Packaging              Electronics: Industrial
----------------                   Diversified Manufacturing           Homebuilding
Beverages                          Engineering & Contracting           Industrial Products
Drug & Grocery Store                 Serv.                             Machine Tools
  Chains                           Fertilizers                         Machinery
Foods                              Forest Products                     Miscellaneous Equipment
Household Products                 Gold & Precious Metals              Miscellaneous Producer
Tobacco                            Miscellaneous Materials &             Durables
                                     Processing                        Office Furniture & Business
Financial Services                 Non-Ferrous Metals                    Equipment
------------------                 Office Supplies                     Pollution Control and
Banks & Savings and Loans          Paper and Forest Products             Environmental Services
Financial Data Processing          Real Estate & Construction          Production Technology
  Services & Systems               Steel                                 Equipment
Insurance                          Textile Products                    Telecommunications
Miscellaneous Financial                                                Equipment
Real Estate Investment             Other
  Trusts                           -----                               Technology
Rental & Leasing Services:         Trust Certificates --               ----------
  Commercial                         Government Related                Communications
Securities Brokerage &             Lending                             Technology
  Services                         Asset-backed-Mortgages              Computer Software
                                   Asset-backed-Credit Card            Computer Technology
Health Care                          Receivables                       Electronics
-----------                        Miscellaneous                       Electronics: Semi-
Drugs & Biotechnology              Multi-Sector Companies                Conductors/Components
Health Care Facilities                                                 Miscellaneous Technology
Health Care Services               Other Energy
Hospital Supply                    ------------                        Utilities
Service Miscellaneous              Gas Pipelines                       ---------
                                   Miscellaneous Energy                Miscellaneous Utilities
Integrated Oils                    Offshore Drilling                   Utilities: Cable TV & Radio
---------------                    Oil and Gas Producers               Utilities: Electrical
Oil: Integrated Domestic           Oil Well Equipment &                Utilities: Gas distribution
Oil: Integrated International       Services                           Utilities: Telecommunications
                                                                       Utilities: Water


                                     II, 2-5

         G.       Control Persons and Principal Holders of Securities

Trustees and Officers

     The Trustees and principal officers of State Street Research Equity Trust as a group owned less than 1% of the Argo Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class B(1), Class C or Class S shares. All information is as of July 31, 1999.

Other Persons

         The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Argo Fund's outstanding shares. Except as otherwise stated, the Argo Fund believes that each named record holder does not have beneficial ownership of such shares. All information is as of July 31, 1999.

                   Shareholder                         %
                   -----------                         -
Class C            Merrill Lynch                       25.8
Class S            Chase Manhattan, Trustee            67.3

                   Bank of New York,                   15.4
                   Cust. FBO AFM & EPW

                   Bank of New York,                    6.6
                   Cust. Equity League
                   Pension Trust Fund

The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith(b)
4800 Deerlake Dr. East
Jacksonville, FL 32246

Chase Manhattan Bank, NA(a)(b)
4 New York Plaza
New York, NY 10004

Bank of New York(b)
52 William St.
New York, NY 10005

--------------------------

(a) Chase Manhattan Bank and Banco de Ponce hold such shares as trustee under certain employee benefit plans serviced by Metropolitan.

(b) The Fund believes that such entity does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.


                                     II, 2-6

         H.       Trustee Compensation

         The Trustees of State Street Research Equity Trust were compensated as follows:

                                                                    Total                 Total Compensation
                                                                Compensation                From All State
                                      Aggregate                   From All               Street Research Funds
                                    Compensation                State Street               and Metropolitan
                                      From Argo                Research Funds              Series Fund, Inc.
Name of Trustee                        Fund(b)              Paid to Trustees (c)         Paid to Trustees (d)
---------------                   ----------------          --------------------         --------------------
Bruce R. Bond(a)                    $        1,400            $          0                $           0
Steven A. Garban                    $        4,500            $     81,300                $     110,300
Malcolm T. Hopkins                  $        4,000            $     69,700                $      97,200
Dean O. Morton                      $        4,500            $     84,700                $     110,700
Susan M. Phillips(a)                             0            $     12,145                $      12,145
Toby Rosenblatt                     $        3,500            $     72,600                $      72,600
Michael S. Scott Morton             $        4,700            $     89,500                $     115,500
Ralph F. Verni                      $            0            $          0                $           0

---------------

(a) Bruce Bond and Susan Phillips were elected as Trustees of State Street Research Equity Trust on January 1, 1999 and September 14, 1999, respectively, and therefore did not receive any compensation from the Argo Fund for the year ended December 31, 1998.

(b) For the Argo Fund's fiscal year ended June 30, 1999. The Argo Fund does not provide any pension or retirement benefits for the Trustees.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1998.

(d) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1998.

         For more information in the Trustees and officers of State Street Research Equity Trust, see Section III, C of this Statement of Additional Information.

         I.       Investment Advisory Fee

         The advisory fee payable monthly by the Argo Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Argo Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for


                                     II, 2-7
trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Argo Fund.

         The annual percentage rate:          0.65%.

                                                                                Fees Waived
                                             Advisory Fees Paid                 or Expenses Assumed
                                             ------------------                 -------------------
         Fiscal year ended June 30, 1999     $  1,348,049                         $  102,408
         Fiscal Year ended June 30, 1998     $  1,286,894                         $   54,400
         Fiscal Year ended June 30, 1997     $    869,656                         $  202,837

         For more information on the investment advisory arrangements, see
Section III, D of this Statement of Additional Information.

         J.       Portfolio Turnover

         The Argo Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Argo Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

                                                       Portfolio Turnover Rates
         Fiscal year ended June 30, 1999                      118.91%
         Fiscal year ended June 30, 1998                       81.53%

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1999 was significantly higher than for the previous year because of modifications made to streamline the portfolio and to add more large-cap value stocks.

         For more information on portfolio turnover, see Section III, H of this Statement of Additional Information.

         K.       Brokerage Commissions

         Brokerage commissions paid by the Argo Fund in secondary trading were as follows:


         Fiscal year ended June 30, 1999                   $  689,772
         Fiscal year ended June 30, 1998                   $  334,414
         Fiscal year ended June 30, 1997                   $  259,735

         During and at the end of its most recent fiscal year, the Argo Fund held the securities of the no entity that might be deemed to be a regular broker-dealer of the Argo Fund, as defined under the 1940 Act.

         For more information on brokerage commissions, see Section III, H of this Statement of Additional Information.


                                     II, 2-8

         L.       Sales Charges on Shares

Front-end Sales Charges (Class A)

                                                                                Retained by Distributor
                                                                                After Reallowance of
                                                     Total Sales Charges        Concessions to Dealers
                                                     ------------------         -----------------------
         Fiscal year ended June 30, 1999             $ 203,118                       $ 26,029
         Fiscal year ended June 30, 1998             $ 272,121                       $ 33,460
         Fiscal year ended June 30, 1997             $ 172,953                       $ 21,636

Contingent Deferred Sales Charges (Classes A, B(1), B and C)

                      Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                        June 30, 1999                     June 30, 1998                      June 30, 1997
                -----------------------------      ---------------------------        ---------------------------
                 Contingent       Commissions       Contingent      Commissions        Contingent     Commissions
                  Deferred          Paid to          Deferred         Paid to           Deferred        Paid to
                Sales Charges       Dealers        Sales Charges      Dealers         Sales Charges     Dealers
                -------------     -----------      -------------    -----------       -------------   -----------
Class A          $      0         $  177,089        $      0         $  238,661        $       0       $   151,317
Class B(1)*      $    385         $   60,521        $    N/A         $      N/A        $     N/A       $       N/A
Class B          $ 91,437         $  351,865        $  38,284        $  642,387        $  39,421       $   297,680
Class C          $    273         $    2,794        $      71        $    6,672        $       0       $     2,577

--------------

*Class B(1) was introduced January 1, 1999.

         For more information about sales charges, see Section III, J of this Statement of Additional Information.


                                     II, 2-9

         M.       Rule 12b-1 Fees

         The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

         Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

         Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

         During the fiscal year ended June 30, 1999, the Argo Fund paid fees under the Distribution Plans and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses.


                                    II, 2-10

                                                    Class A          Class B(1)         Class B        Class C
                                                    -------          ----------         -------        -------
Advertising                                       $       221        $     895          $  12,078      $  1,047

Printing and mailing of prospectuses to                    45              242              1,794           213
  other than current shareholders

Compensation to dealers                               179,558            4,662            407,213        11,004

Compensation to sales personnel                           589            2,719             27,317         2,634

Interest                                                    0                0                  0             0

Carrying or other financing charges                         0                0                  0             0

Other expenses: marketing; general                        499            2,772             33,968         2,109
                                                  -----------         --------          ---------      --------

Total Fees                                        $   180,912        $  11,290          $ 551,185      $ 17,007
                                                  ===========        =========          =========      ========
Difference*                                                                             $  68,815

---------------

*Net fees result from the timing of expenditures and are used against future expenses.

         For more information about Rule 12b-1 fees, see Section III, J of this Statement of Additional Information.

         N.       Performance

         All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Argo Fund.

         Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully. Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.



                                    II, 2-11

Standard Total Return

         The average annual total return ("standard total return") of each class of shares of the Argo Fund was as follows:

                             Ten Years                       Five Years                       One Year
                               Ended                            Ended                           Ended
                           June 30, 1999                    June 30, 1999                   June 30, 1999
                           -------------                    -------------                   -------------
    Class A                     14.94%                           20.68%                         3.30%
    Class B(1)                  15.14%                           21.07%                         3.92%
    Class B                     15.14%                           21.07%                         3.93%
    Class C                     15.15%                           21.25%                         7.83%
    Class S                     15.83%                           22.44%                         9.84%

Nonstandard Total Return

         The nonstandard total return of each class of shares of the Argo Fund for the six months ended June 30, 1999, without taking sales charges into account, was as follows:


                               Class A                  11.72%
                               Class B(1)               11.30%
                               Class B                  11.31%
                               Class C                  11.30%
                               Class S                  11.83%

         For more information about performance, see Section III, K of this Statement of Additional Information.


                                    II, 2-12

3.       STATE STREET RESEARCH GLOBAL RESOURCES FUND

         The information in this part 3 of Section II relates only to State Street Research Global Resources Fund (the "Global Resources Fund"). For information on other Funds, see the Table of Contents.

         A.       The Fund

         The Fund was organized in 1990 as a separate series of State Street Research Equity Fund Trust, a Massachusetts business trust (the "Trust"). A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Alpha Fund, State Street Research Argo Fund (formerly, State Street Research Equity Investment
Fund), State Street Research Global Resources Fund and State Street Research Athletes Fund.

         The Fund is an "open-end" management investment company, but it is not a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. As a nondiversified fund, the fund will not be subject to this limit. The Fund, therefore, could invest in fewer issuers, which could increase the relative adverse effect on the portfolio that one or a few poor performing investments could potentially have. However, under the federal tax law, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in any single issuer.

         B.       Investment Objective

         The Investment objective of State Street Research Global Resources Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         C.       Fundamental and Nonfundamental Restrictions

         The Global Resources Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Global Resources Fund. Restrictions that are not fundamental may be changed without a shareholder vote.


                                     II, 3-1

Fundamental Investment Restrictions.

         It is the Global Resources Fund's policy:

         (1) not to invest in a security if the transaction would result in the Global Resources Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government;

         (2)   not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Global Resources Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Global Resources Fund's securities, the Global Resources Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Global Resources Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Global Resources Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Global Resources Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships


                                     II, 3-2

               (provided that the Global Resources Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Global Resources Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Global Resources Fund's total assets (taken at current value); and

         (10) not to make any investment which would cause more than 25% of the value of the Global Resources Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction,
               (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and
               (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded].


                                     II, 3-3

Nonfundamental Investment Restrictions.

         It is Global Resources Fund's policy:

         (1) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

         (2) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

         (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger consolidation or similar transaction or other exchange; and

         (5) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

         D.    Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         E.       Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").


                                     II, 3-4

         F.       Transactions in Precious Metals

         The Fund may invest in precious metals but only through banks (both United States and foreign), brokers or dealers who are members of (or affiliated with members of) a regulated North American commodities, commodities futures or securities exchange or a foreign commodities, commodities futures or securities exchange, or other institutions that meet certain standards of creditworthiness established by the Trustees from time to time. Bullion and coins do not usually generate income, offering only the potential of capital appreciation, and, in these transactions, the Fund may encounter higher custody and transaction costs than those normally associated with the ownership of securities, as well as insurance and shipping costs. In addition, investments in bullion and coins could adversely affect the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code. See "Certain Tax Matters" herein.

         G.       Industry Classifications

         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guarenteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.








































Autos & Transportation             Emergy & Natural Resources          Materials & Processing         Technology
----------------------             ----------------------              ----------------------         -----------------
Air Transport                      Oil Service                         Agriculture                    Communications
Auto Parts                         Exploration & Production            Building & Construction        Technology
Automobiles                          Oil & Gas Producers               Chemicals                      Computer Software
Miscellaneous                        Oil: Integrated Domestic          Containers & Packaging         Computer Technology
Transportation                       Oil: Integrated International     Diversified Manufacturing      Electronics
Railroad Equipment                 Mining                              Engineering & Contracting      Electronics: Semi-
Railroads                            Gold & Precious Metals              Serv.                          Conductors/Components
Recreational Vehicles &              Non-Ferrous Metals                Fertilizers                    Miscellaneous Technology
  Boats                            Utility                             Miscellaneous Materials &
Tires & Rubber                       Utilities: Electrical               Processing                   Utilities-nonenergy related
Truckers                             Utilities: Gas Distribution       Office Supplies                ----------------------------
                                     Utilities: Water                  Real Estate & Construction     Miscellaneous Utilities
Consumer Discretionary               Gas Pipelines                     Steel                          Utilities: Cable TV & Radio
----------------------               Miscellaneous Utilities           Textile Products               Utilities: Telecommunications
Advertising Agencies               Refining
Casino/Gambling,                   Contract Drilling                   Other
Hotel/Motel                          Offshore Drilling                 -----
Commercial Services                  Oil Well Equipment & Services     Trust Certificates --
Communications, Media &            Miscellaneous                         Government Related
  Entertainment                      Forest Products                   Lending
Consumer Electronics                 Paper and Forest Products         Asset-backed-Mortgages
Consumer Products                    Miscellaneous Energy              Asset-backed-Credit Card
Consumer Services                                                        Receivables
Household Furnishings              Financial Services                  Miscellaneous
Leisure Time                       ------------------                  Multi-Sector Companies
Photography                        Banks & Savings and Loans
Printing & Publishing              Financial Data Processing           Producer Durables
Restaurants                          Services & Systems                -----------------
Retail                             Insurance                           Aerospace
Shoes                              Miscellaneous Financial             Electrical Equipment &
Textile Apparel                    Real Estate Investment                Components
  Manufacturers                      Trusts                            Electronics: Industrial
Toys                               Rental & Leasing Services:          Homebuilding
                                     Commercial                        Industrial Products
Consumer Staples                   Securities Brokerage &              Machine Tools
----------------                     Services                          Machinery
Beverages                                                              Miscellaneous Equipment
Drug & Grocery Store               Health Care                         Miscellaneous Producer
  Chains                           -----------                           Durables
Foods                              Drugs & Biotechnology               Office Furniture & Business
Household Products                 Health Care Facilities                Equipment
Tobacco                            Health Care Services                Pollution Control and
                                   Hospital Supply                       Environmental Services
                                   Service Miscellaneous               Production Technology
                                                                         Equipment
                                                                       Telecommunications
                                                                       Equipment


                                     II, 3-5

         H.       Control Persons and Principal Holders of Securities

Trustees and Officers

     The Trustees and principal officers of State Street Research Equity Trust as a group owned less than 1% of the Global Resources Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class B(1), Class C or Class S shares. All information is as of July 31, 1999.

Other Persons

         The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Global Resources Fund's outstanding shares. Except as otherwise stated, the Global Resources Fund believes that each named record holder does not have beneficial ownership of such shares. All information is as of July 31, 1999.

                      Shareholder                         %
                      -----------                         -
Class A               Merrill Lynch                       12.7
                      Schwab Capital Trust                 7.1
Class B(1)            Merrill Lynch                       13.4
Class B               Merrill Lynch                       22.6
Class C               Merrill Lynch                       25.8
Class S               Chase Manhattan, Trustee            88.7

The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith(a)
4800 Deerlake Drive East
Jacksonville, FL 32246

Chase Manhattan Bank, NA(a)(b)
4 New York Plaza
New York, NY 10004

Schwab Capital Trust
101 Montgomery St.
San Francisco, CA 94104

-----------

(a) The Fund believes that the named record holder does not have beneficial ownership of such shares.

(b) Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.

         I.       Trustee Compensation

         The Trustees of State Street Research Equity Trust were compensated as follows:


                                     II, 3-6

                                                                    Total                 Total Compensation
                                                                Compensation                From All State
                                      Aggregate                   From All               Street Research Funds
                                    Compensation                State Street               and Metropolitan
                                     From Global               Research Funds              Series Fund, Inc.
Name of Trustee                   Resources Fund(b)         Paid to Trustees (c)         Paid to Trustees (d)
---------------                   -----------------         --------------------         --------------------
Bruce R. Bond(a)                    $   1,075                   $        0                   $       0
Steven A. Garban                    $   2,925                   $   81,300                   $ 110,300
Malcolm T. Hopkins                  $   2,425                   $   69,700                   $  97,200
Dean O. Morton                      $   2,925                   $   84,700                   $ 110,700
Susan M. Phillips(a)                $       0                   $   12,145                   $  12,145
Toby Rosenblatt                     $   2,125                   $   72,600                   $  72,600
Michael S. Scott Morton             $   3,125                   $   89,500                   $ 115,500
Ralph F. Verni                      $       0                   $        0                   $       0

---------------

(a) Bruce Bond and Susan Phillips were elected as Trustees of State Street Research Equity Trust on January 1, 1999 and September 14, 1999, respectively, and therefore did not receive any compensation from the Fund for the year ended December 31, 1998.

(b) For the Global Resources Fund's fiscal year ended June 30, 1999. The Global Resources Fund does not provide any pension or retirement benefits for the Trustees.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1998.

(d) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1998.

         For more information on the Trustees and officers of State Street Research Equity Trust, see Section III, C of this Statement of Additional Information.

         J.       Investment Advisory Fee

         The advisory fee payable monthly by the Global Resources Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Global Resources Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Global Resources Fund.


                                     II, 3-7

         The annual percentage rate:            0.75%.

                                                                                          Fees Waived
                                                              Advisory Fees Paid        or Expenses Assumed
                                                              ------------------        -------------------
         Fiscal year ended June 30, 1999                          $ 1,116,563               $     0
         Fiscal year ended June 30, 1998                          $ 1,812,714               $     0
         Fiscal year ended June 30, 1997                          $   940,108               $ 3,933

         For more information on investment advisory arrangements, see Section III, D of this Statement of Additional Information.

         K.       Portfolio Turnover

         The Global Resources Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Global Resources Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

                                                        Portfolio Turnover Rates
                                                        ------------------------
         Fiscal year ended June 30, 1999                          55.89%
         Fiscal year ended June 30, 1998                          68.69%

         For more information on portfolio turnover, see Section III, H of this Statement of Additional Information.

         L.       Brokerage Commissions

         Brokerage commissions paid by the Global Resources Fund in secondary trading were as follows:


         Fiscal year ended June 30, 1999                  $   694,298
         Fiscal year ended June 30, 1998                  $ 1,012,532
         Fiscal year ended June 30, 1997                  $   539,481

         During and at the end of its most recent fiscal year, the Global Resources Fund held the securities of the no entity that might be deemed to be a regular broker-dealer of the Global Resources Fund, as defined under the 1940 Act.
         For more information on brokerage commissions, see Section III, H of this Statement of Additional Information.


                                    II, 3-8

         M.       Sales Charges on Shares

Front-end Sales Charges (Class A)

                                                                                Retained by Distributor
                                                                                After Reallowance of
                                                     Total Sales Charges        Concessions to Dealers
                                                     -------------------        ------------------------
         Fiscal year ended June 30, 1999                 $   708,240                $  86,354
         Fiscal year ended June 30, 1998                 $ 1,286,267                $ 157,465
         Fiscal year ended June 30, 1997                 $ 1,357,717                $ 169,805

Contingent Deferred Sales Charges (Classes A, B(1), B and C)


                      Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                        June 30, 1999                     June 30, 1998                      June 30, 1997
                -----------------------------      ----------------------------       ---------------------------
                 Contingent       Commissions       Contingent      Commissions        Contingent     Commissions
                  Deferred          Paid to          Deferred         Paid to           Deferred        Paid to
                Sales Charges       Dealers        Sales Charges      Dealers         Sales Charges     Dealers
                -------------     -----------      -------------    -----------       -------------   -----------
Class A          $       0        $ 621,886         $       0       $  1,128,802        $       0     $ 1,187,912
Class B(1)*      $   6,745        $  80,897         $     N/A       $        N/A        $     N/A     $       N/A
Class B          $ 126,973        $ 590,634         $ 204,258       $  2,179,718        $ 109,834     $ 2,384,944
Class C          $   7,664        $  90,532         $  16,639       $    288,460        $  33,827     $   255,818

--------------

*Class B(1) was introduced January 1, 1999.

         For more information on sales charges, see Section III, J of this Statement of Additional Information.


                                     II, 3-9

         N.       Rule 12b-1 Fees

         The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

         Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

         Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

         During the fiscal year ended June 30, 1999, the Global Resources Fund paid fees under the Distribution Plan and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses.


                                     II, 3-10

                                                      Class A         Class B(1)        Class B        Class C
                                                      -------         ----------        -------        -------
Advertising                                          $       0        $   1,180         $        0     $  10,807

Printing and mailing of prospectuses to                      0              320                  0         2,207
  other than current shareholders

Compensation to dealers                                148,925            6,241                  0       179,234

Compensation to sales personnel                              0            3,607            592,566        28,671

Interest                                                     0                0                  0             0

Carrying or other financing charges                          0                0                  0             0

Other expenses: marketing; general                           0            3,749                  0        24,118
                                                     ---------        ---------         ----------     ---------
Total Fees                                           $ 148,925        $  15,097         $  592,566     $ 245,037
                                                     =========        =========         ==========     =========


         For more information in Rule 12b-1 fees, see Section III, J of this Statement of Additional Information.


                                    II, 3-11

         O.       Performance

         All calculations of performance data in this section reflect voluntary measurers, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Global Resources Fund.

         Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares. Performance for Class B(1) shares reflects Class B performance through December 31, 1998.
Class B(1) shares were introduced on January 1, 1999.

Standard Total Return

         The average annual total return ("standard total return") of each class of shares of the Fund was as follows:

                          Commencement of
                            Operations                       Five Years                       One Year
                          (March 2, 1990)                       Ended                           Ended
                         to June 30, 1999                   June 30, 1999                   June 30, 1999
                         ----------------                   -------------                   -------------
    Class A                      1.89%                            3.60%                       -28.90%
    Class B(1)                   2.07%                            3.72%                       -28.69%
    Class B                      2.09%                            3.76%                       -28.56%
    Class C                      2.06%                            4.05%                       -25.86%
    Class S                      2.75%                            5.13%                       -24.33%

Nonstandard Total Return

         The nonstandard total return of each class of shares of the Global Resources Fund for the six months ended June 30, 1999, without taking sales charges into account, was as follows:

                               Class A                  22.98%
                               Class B(1)               22.46%
                               Class B                  22.67%
                               Class C                  22.51%
                               Class S                  23.19%

         For more information about performance, see Section III, K of this Statement of Additional Information.


                                    II, 3-12

4.       STATE STREET RESEARCH ATHLETES FUND

         The information in this part 4 of Section II relates only to State Street Research Athletes Fund (the "Athletes Fund"). For information on other Funds, see the Table of Contents.

         A.    The Fund

         The Fund was organized in 1988 as a separate series of State Street Research Equity Trust, a Massachusetts business trust (the "Trust"). A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Alpha Fund, State Street Research Argo Fund (formerly State Street Research Equity Investment Fund), State Street Research Global Resources Fund and State Street Research Athletes Fund.

         The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

         Under the Trust's Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval.

         B.    Investment Objective

         The investment objective of State Street Research Athletes Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         C.    Fundamental and Nonfundamental Restrictions

         The Athletes Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Athletes Fund. Restrictions that are not fundamental may be changed without a shareholder vote.


         The fundamental and nonfundamental policies of the Athletes Fund do not apply to any matters involving the issuance of multiple classes of shares of the Athletes Fund or the creation or use of structures (e.g. fund of funds, master-feeder structure) allowing the Athletes Fund to invest any or all of its assets in collective investment vehicles or allowing the Athletes Fund to serve as such a collective investment vehicle for other funds, to the extent permitted by law and regulatory authorities.


                                     II, 4-1

Fundamental Investment Restrictions.

         It is the Athletes Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Athletes Fund's total assets, cause more than 5% of the Athletes Fund's total asset to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Athletes Fund;

         (2) not to issue senior securities, as defined in the 1940 Act, except as permitted by that 1940 Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general lines or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Athletes Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities, and (b) to the extent that, in connection with the disposition of the Athletes Fund's securities, the Athletes Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interest in real estate unless acquired as a result of ownership of securities or other instruments, although the Athletes Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Athletes Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money directly to natural persons; however, the Athletes Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other


                                     II, 4-2
               debt related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government or its agencies and instrumentalities or other high quality securities;

         (7) not to make any investment which would cause more than 25% of the value of the Athletes Fund's total assets to be invested in securities of issuers principally engaged in any one industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government Corporations or sponsored enterprises, as described in the Athletes Fund's Prospectus or Statement of Additional Information as amended from time to time; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

Nonfundamental Investment Restrictions.

         It is Athletes Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin); and

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.


                                     II, 4-3

         D.    Restricted Securities

         It is each Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         E.    Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets

         F.    Industry Classifications

         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Autos & Transportation                  Consumer Staples                        Health Care
----------------------                  ----------------                        -----------
Air Transport                           Beverages                               Drugs & Biotechnology
Auto Parts                              Drug & Grocery Store                    Health Care Facilities
Automobiles                               Chains                                Health Care Services
Miscellaneous                           Foods                                   Hospital Supply
  Transportation                        Household Products                      Service Miscellaneous
Railroad Equipment                      Tobacco
Railroads
Recreational Vehicles &                 Financial Services
  Boats                                 ------------------
Tires & Rubber                          Banks & Savings and Loans
Truckers                                Financial Data Processing
                                          Services & Systems
Consumer Discretionary                  Insurance
----------------------                  Miscellaneous Financial
Advertising Agencies                    Real Estate Investment
Casino/Gambling,                          Trusts
  Hotel/Motel                           Rental & Leasing Services:
Commercial Services                       Commercial
Communications, Media &                 Securities Brokerage &
  Entertainment                           Services
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile Apparel
  Manufacturers
Toys


                                     II, 4-4

Integrated Oils                         Other Energy                            Technology
---------------                         ------------                            ----------
Oil:  Integrated Domestic               Gas Pipelines                           Communications Technology
Oil:  Integrated International          Miscellaneous Energy                    Computer Software
                                        Offshore Drilling                       Computer Technology
Materials & Processing                  Oil and Gas Producers                   Electronics
----------------------                  Oil Well Equipment &                    Electronics:  Semi-
Agriculture                               Services                                Conductors/Components
Building & Construction                                                         Miscellaneous Technology
Chemicals
Containers & Packaging                  Producer Durables
Diversified Manufacturing               -----------------                       Utilities
Engineering & Contracting               Aerospace                               ---------
  Services                              Electrical Equipment &                  Miscellaneous Utilities
Fertilizers                               Components                            Utilities:  Cable TV & Radio
Forest Products                         Electronics:  Industrial                Utilities:  Electrical
Gold & Precious Metals                  Homebuilding                            Utilities:  Gas Distribution
Miscellaneous Material &                Industrial Products                     Utilities:
  Processing                            Machine Tools                             Telecommunications
Non-Ferrous Metals                      Machinery                               Utilities:  Water
Office Supplies                         Miscellaneous Equipment
Paper and Forest Products               Miscellaneous Producer
Real Estate & Construction                Durables
Steel                                   Office Furniture & Business
Textile Products                          Equipment
                                        Pollution Control and
Other                                     Environmental Services
-----                                   Production Technology
Trust Certificates --                     Equipment
  Government Related                    Telecommunications
Lending                                   Equipment
Asset-backed--Mortgages
Asset-backed--Credit Card
  Receivables
Miscellaneous
Multi-Sector Companies


6                               II, 4-5

         G.    Control Persons and Principal Holders of Securities

Trustees and Officers

     The Trustees and principal officers of State Street Research Equity Trust as a group owned approximately 49.4% of the Athletes Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class B(1), Class C or Class S shares. All information is as of July 31, 1999.

Other Persons

         The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Athletes Fund's outstanding shares. Except as otherwise stated, the Athletes Fund believes that each named record holder does not have beneficial ownership of such shares. All information is as of July 31, 1999.

                           Shareholder                          %
                           -----------                          -
Class A                    F. G. Jackson, Jr.                   34.4
                           Metropolitan Life                    28.3
                           C. Smith & G. Jackson, Trustees      15.1
                           MetLife Securities                    7.8
Class B(1)                 Metropolitan Life                    81.3
                           Merrill Lynch                         7.2
                           CIBC World Markets Corp.              6.1
Class B                    Metropolitan Life                    81.9
                           Merrill Lynch                         8.5
                           J. R. Locke                           5.5
Class C                    Metropolitan Life                    97.8
Class S                    Turtle & Co.                         71.7
                           Metropolitan Life                    28.3

The full name and address of each of the above persons or entities are as follows:

Metropolitan Life Insurance Company(a)
One Madison Avenue
New York, NY 10001

MetLife Securities Inc.(b)
485 E. U.S. Highway 1 South
Iselin, NJ 08830

Merrill Lynch, Pierce, Fenner & Smith
4800 Deerlake Dr. East
Jacksonville, FL 32246

CIBC World Markets Corp.
P.O. Box 3484
Church Street Station
New York, NY 10008

Turtle & Co.
P.O. Box 9427
Boston, MA 02209

F. G. Jackson, Jr.
C. Smith and G. Jackson, Treas.
J. R. Locke
  c/o State Street Research Service Center
  One Financial Center
  Boston, MA 02111

-------------

(a) Metropolitan Life Insurance Company, a New York Corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates of such shares.

(b) The Fund believes such entity does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.


                                     II, 4-6

         H.       Trustee Compensation

         The Trustees of State Street Research Equity Trust were compensated as follows:

                                                                    Total                 Total Compensation
                                                                Compensation                From All State
                                      Aggregate                   From All               Street Research Funds
                                    Compensation                State Street               and Metropolitan
                                        From                   Research Funds              Series Fund, Inc.
Name of Trustee                   Athletes Fund(b)          Paid to Trustees (c)         Paid to Trustees (d)
---------------                   ----------------          --------------------         --------------------
Bruce R. Bond(a)                 $       750                  $        0                     $           0
Steven A. Garban                 $     2,400                  $   81,300                     $     110,300
Malcolm T. Hopkins               $     1,900                  $   69,700                     $      97,200
Dean O. Morton                   $     2,500                  $   84,700                     $     110,700
Susan M. Phillips(a)             $         0                  $   12,145                     $      12,145
Toby Rosenblatt                  $     1,800                  $   72,600                     $      72,600
Michael S. Scott Morton          $     2,700                  $   89,500                     $     115,500
Ralph F. Verni                   $         0                  $        0                     $           0

---------------

(a) Bruce Bond and Susan Phillips were elected as Trustees of State Street Research Equity Trust on January 1, 1999 and September 14, 1999, respectively, and therefore did not receive any compensation from the Athletes Fund for the year ended December 31, 1998.

(b) For the Athletes Fund's fiscal year ended June 30, 1999. The Athletes Fund does not provide any pension or retirement benefits for the Trustees.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1998.

(d) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1998.

         For more information on the Trustees and officers of State Street Research Equity Trust, see Section III, C of this Statement of Additional Information.

         I.       Investment Advisory Fee

         The advisory fee payable monthly by the Athletes Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Athletes Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for


                                     II, 4-7
trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Athletes Fund.

         The annual percentage rate:                  0.65%.

                                                                                Fees Waived
                                                      Advisory Fees Paid        or Expenses Assumed
                                                      ------------------        -------------------
         Fiscal year ended June 30, 1999                   $ 88,232              $ 215,232
         March 27, 1998 to June 30, 1998                   $ 14,588              $ 82,369

         For more information on investment advisory arrangements, see Section III, D of this Statement of Additional Information.

         J.       Portfolio Turnover

         The Athletes Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Athletes Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).


                                                 Portfolio Turnover Rates
                                                 ------------------------
         Fiscal year ended June 30, 1999                  141.92%
         March 27, 1998 to June 30, 1998                   30.76%

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1999 was significantly higher than the date for the previous year because the year ended June 30, 1999 was a full fiscal year compared to the shorter, initial year ended June 30, 1998.


         For more information on portfolio turnover, see Section III, H of this Statement of Additional Information.

         K.       Brokerage Commissions

         Brokerage commissions paid by the Athletes Fund in secondary trading.

         Fiscal year ended June 30, 1999                     $  32,836
         March 27, 1998 to June 30, 1998                     $   7,404

         During and at the end of its most recent fiscal year, the Athletes Fund held the securities of the [no entity] that might be deemed to be a regular broker-dealer of the Athletes Fund, as defined under the 1940 Act.

         For more information on brokerage commissions, see Section III, H of this Statement of Additional Information.


                                     II, 4-8

         L.       Sales Charges on Shares

Front-end Sales Charges (Class A)

                                                                                Retained by Distributor
                                                                                After Reallowance of
                                                     Total Sales Charges        Concessions to Dealers
                                                     -------------------        ----------------------
         Fiscal year ended June 30, 1999                  $   831                     $  91
         March 27, 1998 to June 30, 1998                  $ 6,023                     $ 920

Contingent Deferred Sales Charges (Classes A, B(1), B and C)


                      Fiscal Year Ended                 March 27, 1998 to
                        June 30, 1999                     June 30, 1998
              --------------------------------  --------------------------------
                 Contingent       Commissions       Contingent      Commissions
                  Deferred          Paid to          Deferred         Paid to
                Sales Charges       Dealers        Sales Charges      Dealers
               --------------     -----------    ---------------    -----------
Class A          $    0            $   740          $     0           $ 5,103
Class B(1)*      $    0            $   426          $   N/A           $   N/A
Class B          $    5            $ 4,496          $     0           $   200
Class C          $    0            $     0          $     0           $     0

--------------

*Class B(1) was introduced January 1, 1999.

         For more information on sales charges, see Section III, J of this Statement of Additional Information.


                                     II, 4-9

         M.       Rule 12b-1 Fees

         The Fund has adopted Plans of Distribution Pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

         Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

         Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

         During the fiscal year ended June 30, 1999, the Athletes Fund paid fees under the Distribution Plans and the fees were used for expenses incurred on behalf of the Athletes Fund as follows. The Distributor may have also used additional resources of its own for further expenses on behalf of the Athletes Fund.

                                                   Class A         Class B(1)         Class B        Class C
                                                   -------         ---------          -------        -------
Advertising                                        $     78        $     19           $      9       $      0

Printing and mailing of prospectuses to                  16               5                  0              0
  other than current shareholders

Compensation to dealers                                 498              99                460             10

Compensation to sales personnel                       1,764           1,278              3,038          3,078

Interest                                                  0               0                  0              0

Carrying or other financing charges                       0               0                  0              0

Other expenses: marketing; general                    1,515           1,362              1,579          2,627
                                                   --------        --------           ---------       -------
Excess                                                                                   1,287
                                                                                      --------
Total Fees                                         $  3,871        $  2,763           $  6,373       $  5,715
                                                   ========        ========           ========       ========

         For more information in Rule 12b-1 fees, see Section III, J of this Statement of Additional Information.


                                    II, 4-10

         N.       Performance

         All calculations of performance data in this section reflect voluntary measurers, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Athletes Fund.

         Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced January 1, 1999.

Standard Total Return

         The average annual total return ("standard total return") of each class of shares of the Fund was as follows:

                             One Year                      March 27, 1998
                               Ended               (commencement of operations) to
                           June 30, 1999                    June 30, 1999
                           -------------                    -------------
    Class A                     19.06%                           19.46%
    Class B(1)                  20.34%                           21.16%
    Class B                     20.34%                           21.16%
    Class C                     24.48%                           24.26%
    Class S                     26.62%                           25.43%

Nonstandard Total Return

         The nonstandard total return of each class of shares of the Athletes Fund for the six months ended June 30, 1999, without taking sales charges into account, was as follows:

                               Class A                  10.86%
                               Class B(1)               10.31%
                               Class B                  10.31%
                               Class C                  10.43%
                               Class S                  10.83%

         For more information about performance, see Section III, K of this Statement of Additional Information.


                                    II, 4-11

                                   SECTION III

         This Section III contains general information which generally is applicable to the funds identified on the cover page of this Statement of Additional Information.


         A. Additional Information Concerning Investment Restrictions, Certain Risks and Investment Techniques

         Each Fund follows certain fundamental and nonfundamental investment restrictions. The fundamental and nonfundamental investment restrictions for those Funds identified on the cover page of this Statement of Additional Information are included in Section II of this Statement of Additional Information.

         In addition, each Fund may invest in the following instruments, use the following investment techniques or be exposed to the following investment risks. Please note that not all of the instruments, techniques and risks described in this part apply uniformly to the Funds identified on the cover page of this Statement of Additional Information. The extent to which a Fund may engage in the following practices depends on the investment strategy of the Fund. Some practices are more applicable to equity investments and would be used more by Funds with substantial equity portions. For example, American Depository Receipts ("ADRs") generally involve the stocks of foreign issuers and are used more by Funds which invest in foreign securities. Similarly, some practices are more applicable to debt securities and would be used more in Funds with substantial debt positions, for example, techniques to manage the interest rate volatility of bonds. However, since all Funds generally reserve the flexibility to invest to sum degree in ways which are outside their primary focus, it is possible for each Fund to engage in all the described practices.

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.


                                      III-1

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While


                                      III-2
futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves


                                      III-3
except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity.

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.


                                      III-4

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Lower Quality Fixed Income Securities

         In addition to those risks set forth in the Fund's Prospectus, lower quality securities involve risks (i) that the limited liquidity and secondary market support for such securities will heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) of substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) of subordination to the prior claims of banks and other senior lenders; (iv) of the possibility that earnings of an issuer may be insufficient to meet its debt service; and (v) of realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear.

Swap Arrangements

         Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below, although the Fund does not presently expect to invest more than


                                      III-5

5% of its net assets in such items. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


                                      III-6

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The custodian holding Fund assets will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.


                                      III-7

Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         The Fund may invest in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees for the Fund. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Mortgage-Related Securities

         Each Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

         Mortgage-related securities also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.


                                      III-8

         In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

         In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

Asset-Backed Securities

         The Fund may invest in asset-backed, which are securities that represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution.

Foreign Investments

         The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder


                                      III-9
communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.


                                     III-10

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Indexed Securities

         Each Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications, although the Fund does not presently intend to invest more than 5% of its assets in such securities. These securities are generally short-to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and,


                                     III-11
therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Other Investment Companies

         Each Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the


                                     III-12

Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates.

         The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to the problem. The Fund does not currently anticipate that the problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in the area, however, including the possibility that the problem could negatively affect the investment markets or the economy generally.

         B.       Debt Instruments and Permitted Cash Investments

          Each Fund may invest in the following long-term and short-term debt securities and money market instruments, except as provided below. Please note that not all of the instruments, techniques and risks described in this part apply to the Funds identified on the cover page of this Statement of Additional Information.

Managing Volatility

         In administering the Fund's investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

         Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt


                                     III-13
securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. Government and Related Securities

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full


                                     III-14
faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Foreign Government Debt

         The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. Each Fund may invest in foreign government securities of issuers

                                     III-15
considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Supranational Debt

         Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Foreign Currency Units

         The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Sub-Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

Synthetic Non-U.S. Money Market Positions

         Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by (i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater


                                     III-16
liquidity than direct investment in a money market instrument denominated in a foreign currency.

Bank Money Investments

         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated


                                     III-17
bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities

         The Fund may invest in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates an/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Zero and Step Coupon Securities

         Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.


                                     III-18

Certain Ratings Categories

Commercial Paper Ratings.

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities.

         Set forth below is a description of S&P corporate bond and debenture rating categories:

         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.


                                     III-19

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                                     III-20

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

         Set forth below is a description of Moody's corporate bond and debenture rating categories:

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.


                                     III-21

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Ratings Downgrades.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

         C.       The Trusts, the Trustees and Officers and Fund Shares

         The Trustees of a Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of each Fund to be issued in five classes:
Class A, Class B(1), Class B, Class C and Class S shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B(1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses


                                     III-22
borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have an adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under each Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of a Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, each Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Trustees and officers of each Trust are identified below, together with biographical information.


                                     III-23

                              TRUSTEES AND OFFICERS

 STATE STREET              Capital     Equity      Exchange    Financial     Growth       Income
   RESEARCH:               Trust       Trust        Trust       Trust        Trust        Trust
                           -------     ------      -------     --------      -----        ------
TRUSTEES AND
 PRINCIPAL
  OFFICERS
------------------------------------------------------------------------------------------------------
Peter C. Bennett           Vice        Vice        Vice        Vice          Vice         Vice
                           President   President   President   President     President    President
------------------------------------------------------------------------------------------------------
Bruce R. Bond              Trustee     Trustee     Trustee     Trustee       Trustee      Trustee
------------------------------------------------------------------------------------------------------
Paul J. Clifford, Jr.
------------------------------------------------------------------------------------------------------
Thomas J. Dillman
------------------------------------------------------------------------------------------------------
Catherine Dudley           Vice
                           President
------------------------------------------------------------------------------------------------------
Steve A. Garban            Trustee     Trustee     Trustee     Trustee       Trustee      Trustee
------------------------------------------------------------------------------------------------------
Bartlett R. Geer                       Vice                                               Vice
                                       President                                          President
------------------------------------------------------------------------------------------------------
Lawrence J. Haverty, Jr.   Vice
                           President
------------------------------------------------------------------------------------------------------
Malcolm T. Hopkins         Trustee     Trustee     Trustee     Trustee       Trustee      Trustee
------------------------------------------------------------------------------------------------------
F. Gardner Jackson, Jr.                Vice
                                       President
------------------------------------------------------------------------------------------------------
John H. Kallis                                                 Vice                       Vice
                                                               President                  President
------------------------------------------------------------------------------------------------------
Dyann H. Kiessling
------------------------------------------------------------------------------------------------------

                                Master           Money
 STATE STREET                 Investment         Market              Portfolios,        Securities         Tax-Exempt
   RESEARCH:                    Trust            Trust                  Inc.               Trust             Trust
                              ----------         -----               -----------        ----------         ----------
 TRUSTEES AND
  PRINCIPAL
   OFFICERS
--------------------------------------------------------------------------------------------------------------------------
Peter C. Bennett             Vice President                        Vice President       Vice President
--------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond                Trustee            Trustee                                 Trustee            Trustee
--------------------------------------------------------------------------------------------------------------------------
Paul J. Clifford, Jr.                                                                                      Vice President
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Dillman                                                                       Vice President
--------------------------------------------------------------------------------------------------------------------------
Catherine Dudley
--------------------------------------------------------------------------------------------------------------------------
Steve A. Garban              Trustee            Trustee            Director             Trustee            Trustee
--------------------------------------------------------------------------------------------------------------------------
Bartlett R. Geer                                                                        Vice President
--------------------------------------------------------------------------------------------------------------------------
Lawrence J. Haverty, Jr.
--------------------------------------------------------------------------------------------------------------------------
Malcolm T. Hopkins           Trustee            Trustee            Director             Trustee            Trustee
--------------------------------------------------------------------------------------------------------------------------
F. Gardner Jackson, Jr.
--------------------------------------------------------------------------------------------------------------------------
John H. Kallis                                  Vice President                          Vice President     Vice President
--------------------------------------------------------------------------------------------------------------------------
Dyann H. Kiessling                              Vice President
--------------------------------------------------------------------------------------------------------------------------

                                     III-24


STATE STREET               Capital     Equity      Exchange    Financial     Growth      Income
  RESEARCH:                 Trust       Trust        Trust       Trust        Trust       Trust
                           -------     ------      -------     ---------    -------      -------

TRUSTEES AND
 PRINCIPAL
  OFFICERS
------------------------------------------------------------------------------------------------------
Rudoph K. Kluiber          Vice
                           President
------------------------------------------------------------------------------------------------------
Francis J. McNamara, III   Secretary   Secretary   Secretary   Secretary     Secretary    Secretary
------------------------------------------------------------------------------------------------------
Gerard P. Maus             Treasurer   Treasurer   Treasurer   Treasurer     Treasurer    Treasurer
------------------------------------------------------------------------------------------------------
Thomas P. Moore, Jr.                   Vice                    Vice
                                       President               President
------------------------------------------------------------------------------------------------------
Dean O. Morton             Trustee     Trustee     Trustee     Trustee       Trustee      Trustee
------------------------------------------------------------------------------------------------------
Christopher P. Nicholas
------------------------------------------------------------------------------------------------------
Brian P. O'Dell                        Vice
                                       President
------------------------------------------------------------------------------------------------------
Kim M. Peters
------------------------------------------------------------------------------------------------------
Susan M. Phillips          Trustee     Trustee     Trustee     Trustee       Trustee      Trustee
------------------------------------------------------------------------------------------------------
E.K. Easton Ragsdale, Jr.                                      Vice
                                                               President
------------------------------------------------------------------------------------------------------
Daniel J. Rice III                     Vice
                                       President
------------------------------------------------------------------------------------------------------
Toby Rosenblatt            Trustee     Trustee     Trustee     Trustee       Trustee      Trustee
------------------------------------------------------------------------------------------------------
Michael S. Scott Morton    Trustee     Trustee     Trustee     Trustee       Trustee      Trustee
------------------------------------------------------------------------------------------------------

                                Master           Money
STATE STREET                  Investment         Market              Portfolios,        Securities         Tax-Exempt
 RESEARCH:                      Trust           Trust                  Inc.               Trust             Trust
                              ---------          ------               ----------        ----------         ----------

 TRUSTEES AND
  PRINCIPAL
   OFFICERS
--------------------------------------------------------------------------------------------------------------------------
Rudoph K. Kluiber
--------------------------------------------------------------------------------------------------------------------------
Francis J. McNamara, III     Secretary          Secretary          Secretary            Secretary          Secretary
--------------------------------------------------------------------------------------------------------------------------
Gerard P. Maus               Treasurer          Treasurer          Treasurer            Treasurer          Treasurer
--------------------------------------------------------------------------------------------------------------------------
Thomas P. Moore, Jr.                                               Vice President
--------------------------------------------------------------------------------------------------------------------------
Dean O. Morton               Trustee            Trustee            Director             Trustee            Trustee
--------------------------------------------------------------------------------------------------------------------------
Christopher P. Nicholas                                            Assistant
                                                                   Secretary
--------------------------------------------------------------------------------------------------------------------------
Brian P. O'Dell
--------------------------------------------------------------------------------------------------------------------------
Kim M. Peters                                                                           Vice President
--------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips            Trustee            Trustee                                 Trustee            Trustee
--------------------------------------------------------------------------------------------------------------------------
E.K. Easton Ragsdale, Jr.
--------------------------------------------------------------------------------------------------------------------------
Daniel J. Rice III
--------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt              Trustee            Trustee            Director             Trustee            Trustee
--------------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton      Trustee            Trustee            Director             Trustee            Trustee
--------------------------------------------------------------------------------------------------------------------------


                                     III-25


STATE STREET                Capital     Equity      Exchange    Financial     Growth      Income
  RESEARCH:                  Trust       Trust        Trust       Trust        Trust       Trust
                            -------     ------      --------    ---------     ------      ------
TRUSTEES AND
 PRINCIPAL
  OFFICERS
------------------------------------------------------------------------------------------------------
Thomas A. Shively                                              Vice                       Vice
                                                               President                  President
------------------------------------------------------------------------------------------------------
Ralph F. Verni             Trustee,    Trustee,    Trustee,    Trustee,      Trustee,     Trustee,
                           Chairman    Chairman    Chairman    Chairman of   Chairman of  Chairman of
                           of the      of the      of the      the Board,    the Board,   the Board,
                           Board,      Board,      Board,      President     President    President
                           President   President   President   and Chief     and Chief    and Chief
                           and Chief   and Chief   and Chief   Executive     Executive    Executive
                           Executive   Executive   Executive   Officer       Officer      Officer
                           Officer     Officer     Officer
------------------------------------------------------------------------------------------------------
Tucker Walsh               Vice
                           President
------------------------------------------------------------------------------------------------------
James M. Weiss             Vice        Vice        Vice        Vice          Vice         Vice
                           President   President   President   President     President    President
------------------------------------------------------------------------------------------------------
Elizabeth M. Westvold
------------------------------------------------------------------------------------------------------
John T. Wilson                         Vice
                                       President
------------------------------------------------------------------------------------------------------
Kennard P. Woodworth, Jr.                          Vice                      Vice
                                                   President                 President
------------------------------------------------------------------------------------------------------
Peter A. Zuger                         Vice
                                       President
------------------------------------------------------------------------------------------------------

                                Master           Money
STATE STREET                  Investment         Market              Portfolios,        Securities         Tax-Exempt
  RESEARCH:                     Trust            Trust                  Inc.               Trust             Trust
                              ----------         -----               ----------         ----------         ----------
TRUSTEES AND
  PRINCIPAL
   OFFICERS
----------------------------------------------------------------------------------------------------------------------------
Thomas A. Shively                               Vice President                          Vice President     Vice President
----------------------------------------------------------------------------------------------------------------------------
Ralph F. Verni               Trustee,           Trustee,           Director,            Trustee,           Trustee,
                             Chairman of the    Chairman of the    Chairman of the      Chairman of the    Chairman of the
                             Board, President   Board, President   Board, President     Board, President   Board, President
                             and Chief          and Chief          and Chief            and Chief          and Chief
                             Executive Officer  Executive Officer  Executive Officer    Executive Officer  Executive Officer
----------------------------------------------------------------------------------------------------------------------------
Tucker Walsh
----------------------------------------------------------------------------------------------------------------------------
James M. Weiss               Vice President                        Vice President       Vice President
----------------------------------------------------------------------------------------------------------------------------
Elizabeth M. Westvold                                                                   Vice President
----------------------------------------------------------------------------------------------------------------------------
John T. Wilson               Vice President
----------------------------------------------------------------------------------------------------------------------------
Kennard P. Woodworth, Jr.                                                               Vice President
----------------------------------------------------------------------------------------------------------------------------
Peter A. Zuger
----------------------------------------------------------------------------------------------------------------------------

                                     III-26

         Additional information on the Trustees, Directors and principal officers of the State Street Research Funds is provided below. (Unless otherwise indicated, the address for each person is One Financial Center, Boston, Massachusetts 02111.)

         *Peter C. Bennett: He is 61 and his principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Bennett is also a Director and Chief Investment Officer-Equity of the Investment Manager. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

         Bruce R. Bond (100 Minuteman Road, Andover, MA 01810): He is 53. During the past five years, Mr. Bond has also served as Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation, Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Telecommunications PLC.

         *Paul J. Clifford, Jr.: He is 37 and his principal occupation is currently, and during the past five years has been, Vice President of the Investment Manager.

         *Thomas J. Dillman: He is 50 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as research director at Bank of New York.

         *Catherine Dudley: She is 39 and her principal occupation is Senior Vice President of the Investment Manager. During the past five years she has also served as a portfolio manager at Chancellor Capital Management. Previously, she held investment management positions at Phoenix Investment Council.

         +Steve A. Garban (The Pennsylvania State University, 210 Old Main, University Park, PA 16802): He is 62 and he is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University. Mr. Garban is also a Director of Metropolitan Series Fund, Inc. (an investment company).

         *Bartlett R. Geer: He is 44 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

         *Lawrence J. Haverty, Jr.: He is 55 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

         +Malcolm T. Hopkins (14 Brookside Road, Biltmore Forest, Asheville, NC 28803): He is 71 and he is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp. Mr. Hopkins is also a Director of Metropolitan Series Fund, Inc. (an investment company).


                                     III-27

         *John H. Kallis: He is 58 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

         *Dyann H. Kiessling: She is 36 and her principal occupation is Vice President of the Investment Manager. During the past five years she has also served as a fixed income trader for the Investment Manager.

         *Rudolph K. Kluiber: He is 40 and his principal occupation currently is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager.

         *Gerard P. Maus: He is 48 and his principal occupation is Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer, and Director of the Investment Manager. Mr. Maus's other principal business affiliations include Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Director of State Street Research Investment Services, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; and Director of SSR Realty Advisors, Inc.

         *Francis J. McNamara, III: He is 44 and his principal occupation is Executive Vice President, General Counsel and Secretary of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as Senior Vice President and General Counsel of The Boston Company Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.; and Secretary and General Counsel of SSRM Holdings, Inc.

         +Dean O. Morton (3200 Hillview Avenue, Palo Alto, CA 94304): He is 67 and he is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company. Mr. Morton is also a Director of Metropolitan Series Fund, Inc. (an investment company).

         *Kim M. Peters: He is 46 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

         Susan M. Phillips (The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052): She is 54 and her principal occupation is currently Dean of the School of Business and Public Management at George Washington University and Professor of


                                     III-28

Finance. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

         *E.K. Easton Ragsdale, Jr.: He is 48 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager and as Senior Vice President and Chief Quantitative Analyst for Kidder Peabody & Co.

         *Daniel J. Rice III: He is 47 and his principal occupation is currently Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

         Toby Rosenblatt (3409 Pacific Avenue, San Francisco, CA 94118): He is 61 and his principal occupations during the past five years have been President of Founders Investments Ltd. and President of The Glen Ellen Company, a private investment company.

         +Michael S. Scott Morton (Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139): He is 62 and his principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. Dr. Scott Morton is also a Director of Metropolitan Series Fund, Inc. (an investment company).

         *Thomas A. Shively: He is 45 and his principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Shively is also a Director and Chief Investment Officer-Fixed Income of the Investment Manager. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

         *Tucker Walsh: He is 30 and his principal occupation is Vice President of the Investment Manager. During the past five years he has also served as an analyst at State Street Research & Management Company and Chilton Investment Partners. Prior to that, he was employed at Merrill Lynch and Cowen Asset Management.

         *Ralph F. Verni: He is 56 and his principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior positions as President and Chief Executive Officer of that company).

         *James M. Weiss: He is 53 and his principal occupation is Executive Vice President of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as President and Chief Investment Officer of IDS Equity Advisors.

         *Elizabeth M. Westvold: She is 39 and her principal occupation is Senior Vice President of the Investment Manager. During the past five years she has also served as Vice President and as an analyst for the Investment Manager.


                                     III-29

         *John T. Wilson: He is 36 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager, as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and as a Vice President of Phoenix Investment Counsel Inc.

         *Kennard Woodworth, Jr.: He is 61 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

         *Peter A. Zuger: He is 51 and his principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of American Century Investment Management Company.

-----------------

* These Trustees and/or Officers are deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Director of Metropolitan Series Fund, Inc., which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan")


                                     III-30

         D.       Investment Advisory Services

         Under the provisions of each Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of each Fund, subject to the authority of the Board of Trustees. Each Advisory Agreement provides that the Investment Manager shall furnish the applicable Funds with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of each Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         Each Advisory Agreement provides that it shall continue in effect with respect to a Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                                     III-31

         Information about rates at which fees are calculated under the Advisory Agreement with respect to the Funds identified on the cover page of the Statement of Additional Information, as well as the fees paid to the Investment Manager in previous years, is included in Section II of this Statement of Additional Information.

         E.       Purchase and Redemption of Shares

         Shares of each Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund generally offers four classes of shares. Class A, Class B(1), Class C and Class S shares are available to all eligible investors. Each Fund also offers Class B shares, which are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1), Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Alternative Purchase Program. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

         As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

                      [REST OF PAGE INTENTIONALLY OMITTED]


                                     III-32

         The major differences among the various classes of shares are as follows:



------------------------------------------------------------------------------------------------------------------------------
                            Class A                Class B(1)             Class B                Class C              Class S
------------------------------------------------------------------------------------------------------------------------------
Sales Charges Paid by       Initial sales          Contingent             Contingent             Contingent             None
Investor to Distributor     charge at time of      deferred sales         deferred sales         deferred sales
                            investment of up to    charge of 5% to        charge of 5% to        charge of 1%
                            5.75%* depending       1% applies to any      2% applies to any      applies to any
                            on amount of           shares redeemed        shares redeemed        shares redeemed
                            investment             within first six       within first five      within one year
                                                   years following        years following        following their
                                                   their purchase; no     their purchase; no     purchase
                                                   contingent deferred    contingent deferred
                                                   sales charge after     sales charge after
                                                   six years              five years
------------------------------------------------------------------------------------------------------------------------------
                            On investments of
                            $1 million or
                            more, no initial
                            sales charge; but
                            contingent deferred
                            sales charge of up
                            to 1% may apply
                            to any shares
                            redeemed within
                            one year following
                            their purchase
------------------------------------------------------------------------------------------------------------------------------
Initial Commission Paid by  Above described        4%                     4%                     1%                     None
Distributor to Financial    initial sales charge
Professional                less 0.25% to
                            0.75% retained by
                            distributor

                            On investments of
                            $1 million or
                            more, 0.25% to
                            1% paid to dealer
                            by Distributor
------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Service Fee
------------------------------------------------------------------------------------------------------------------------------
     Paid by Fund to        0.25% each year     0.25% each year         0.25% each year         0.25% each year         None
     Distributor
------------------------------------------------------------------------------------------------------------------------------
     Paid by Distributor to 0.25% each year     0.25% each year         0.25% each year         0.25% each year         None
     Financial Professional                     commencing after        commencing after        commencing after
                                                one year following      one year following      one year following
                                                purchase                purchase                purchase
------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Distribution
Fee
------------------------------------------------------------------------------------------------------------------------------
     Paid by Fund to        None                0.75% for first         0.75% for first         0.75% each year         None
     Distributor                                eight years; Class      eight years; Class
                                                B(1) shares convert     B shares convert
                                                automatically to        automatically to
                                                Class A shares          Class A shares
                                                after eight years       after eight years
------------------------------------------------------------------------------------------------------------------------------
     Paid by Distributor to None                None                    None                    0.75% each year         None
     Financial Professional                                                                     commencing after
                                                                                                one year following
                                                                                                purchase
------------------------------------------------------------------------------------------------------------------------------

* or up to 4.50% for State Street Research Government Income Fund, State Street Research High Income Fund, State Street Research Strategic Income Fund, State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.


                                     III-33

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described

                                     III-34
herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         The entire sales charge on Class A shares may be reallowed to financial professionals who sell shares during certain special promotional periods which may be instituted from time to time. The Fund reserves the right to have such promotions without further supplement to the Prospectus or Statement of Additional Information. The financial professionals who receive the entire sales charge may be deemed to be underwriters of the Fund's shares under the Securities Act of 1933 during such promotions.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them; and (D) others who because of their business relationship with the Fund, the Distributor or its affiliates, and because of their knowledge of the Fund, do not require any significant sales effort or expense to educate them about the Fund. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative


                                     III-35
policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.


                                     III-36

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it


                                     III-37
has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted


                                     III-38
by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

         F.       Shareholder Accounts

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as


                                     III-39
the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B(1), Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

               (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

               (b) All income dividends and capital gains distributions in cash.

               (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may


                                     III-40
similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.


                                     III-41

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.


                                     III-42

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. The following telephone privileges are available:

         o Telephone Exchange Privilege for Shareholder and Shareholder's Financial Professional

               o Shareholders automatically receive this privilege unless declined.

               o This privilege allows a shareholder or a shareholder's financial professional to request exchanges into other State Street Research funds.

         o     Telephone Redemption Privilege for Shareholder

               o Shareholders automatically receive this privilege unless declined.

               o This privilege allows a shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

         o Telephone Redemption Privilege for Shareholder's Financial Professional (This privilege is not automatic; a shareholder must specifically elect it)

               o This privilege allows a shareholder's financial professional to phone requests to sell shares, with the proceeds sent to the address of record on the account.

         A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting a Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


                                     III-43

         G.       Net Asset Value

         The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the NYSE, but no later than 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies authorized by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is

                                     III-44
initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

         H.       Portfolio Transactions

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market


                                     III-45
information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply


                                     III-46
certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Investment Manager is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although


                                     III-47
sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

         Information about portfolio turnover rates and certain brokerage commissions paid by the Funds identified on the cover page of this Statement of Additional Information is included in Section II of this Statement of Additional Information.

         I.       Certain Tax Matters

Federal Income Taxation of the Fund--In General

         Each Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

         If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or


                                     III-48
accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

         Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.


                                     III-49

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for the purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss of the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.


                                     III-50

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.


                                     III-51

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

         J.       Distribution of Fund Shares

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale, among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.


                                     III-52

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission may also be paid to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of up to 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

Plans of Distribution Pursuant to Rule 12b-1

         Under the Fund's Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) the payment of commissions to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions to securities dealers (which securities dealers may be affiliates of the Distributor), (2) expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others for the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Distribution Plans authorize the Distributor and the Investment Manager to make payments out of management fees, general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act. Payments under the Distribution Plans may be discontinued at any time.

         A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of

                                     III-53
shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting and for distribution through mutual fund supermarkets or similar arrangements.

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the General Distribution Plan, Special Distribution Plan or Distribution Plan or any related agreements thereunder. The Distributor's interest in the plans is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the distribution plans described above, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                                     III-54

         K.       Calculation of Performance Data

         From time to time, in advertisements or in communications to shareholders or prospective investors, each Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

         The average annual total return ("standard total return") of the Class A, Class B(1), Class B, Class C and Class S shares of each Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

Total Return

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                P(1+T)n = ERV

Where:      P      =       a hypothetical initial payment of $1,000

            T      =       average annual total return

            n      =       number of years

            ERV    =       ending redeemable value at the end of the designated
                           period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         Yield for each class of the Fund's shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the

                                     III-55
maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

Where  a  =   dividends and interest earned during the period

       b  =   expenses accrued for the period (net of voluntary expense
              reductions by the Investment Manager)

       c  =   the average daily number of shares outstanding during the period that were entitled to receive dividends

       d  =   the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the


                                     III-56
instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         Each Fund may provide the above described standard total return results for Class A, Class B(1), Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

Distribution Rates

         Each Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on

                                     III-57
net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         L.       Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for Fund assets. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

         M.       Independent Accountants

         PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trusts' independent accountants, providing professional services including (1) audits of each Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of each Fund.

         N.       Financial Statements

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.


                                     III-58